                                                                    EXHIBIT 10.1

================================================================================


                               CREDIT AGREEMENT


                                  dated as of


                               February 3, 1998


                                     among


                               TRITON PCS, INC.


                           TRITON PCS HOLDINGS, INC.


                           The Lenders Party Hereto


                                      and


                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent

                          ---------------------------


================================================================================

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
                                   ARTICLE I

                                  Definitions
                                  -----------

SECTION 1.01.  Defined Terms.........................................................       1
SECTION 1.02.  Classification of Loans and Borrowings................................      31
SECTION 1.03.  Terms Generally ......................................................      31
SECTION 1.04.  Accounting Terms; GAAP................................................      31


                                  ARTICLE II

                                  The Credits
                                  -----------

SECTION 2.01.  Commitments...........................................................      32
SECTION 2.02.  Loans and Borrowings..................................................      32
SECTION 2.03.  Requests for Borrowings...............................................      33
SECTION 2.04.  Funding of Borrowings.................................................      34
SECTION 2.05.  Interest Elections....................................................      35
SECTION 2.06.  Termination and Optional Reduction of Commitments.....................      37
SECTION 2.07.  Repayment of Loans; Evidence of Debt..................................      37
SECTION 2.08.  Automatic Revolving Commitment Reductions; Amortization
                 of Term Loans.......................................................      38
SECTION 2.09.  Prepayment of Loans...................................................      40
SECTION 2.10.  Fees..................................................................      42
SECTION 2.11.  Interest..............................................................      43
SECTION 2.12.  Alternate Rate of Interest............................................      44
SECTION 2.13.  Increased Costs.......................................................      45
SECTION 2.14.  Break Funding Payments................................................      46
SECTION 2.15.  Taxes.................................................................      47
SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of Setoffs............      48
SECTION 2.17.  Mitigation Obligations; Replacement of Lenders........................      51

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers..................................................      52
SECTION 3.02.  Authorization; Enforceability.........................................      52
SECTION 3.03.  Governmental Approvals; No Conflicts..................................      52
SECTION 3.04.  Financial Condition; No Material Adverse Change.......................      53
SECTION 3.05.  Properties............................................................      53
SECTION 3.06.  Litigation and Environmental Matters..................................      54
SECTION 3.07.  Compliance with Laws and Agreements...................................      55
SECTION 3.08.  Investment and Holding Company Status.................................      55
SECTION 3.09.  Taxes.................................................................      55
SECTION 3.10.  ERISA.................................................................      55
SECTION 3.11.  Disclosure............................................................      56
SECTION 3.12.  Subsidiaries; Parents.................................................      56
SECTION 3.13.  Absence of Non-Permitted Obligations..................................      57
SECTION 3.14.  Licenses..............................................................      57
SECTION 3.15.  No Burdensome Restrictions............................................      57
SECTION 3.16.  Use of Proceeds.......................................................      58
SECTION 3.17.  Flood Insurance.......................................................      58
SECTION 3.18.  Insurance.............................................................      58
SECTION 3.19.  Labor Matters.........................................................      58
SECTION 3.20.  Solvency..............................................................      58
SECTION 3.21.  FCC Compliance........................................................      59
SECTION 3.22.  Security Documents....................................................      59
SECTION 3.23.  Copyrights, Trademarks, etc...........................................      61
SECTION 3.24.  Federal Regulations...................................................      61
SECTION 3.25.  Assets and Business of Holdings.......................................      61


                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.  Effective Date........................................................      61
SECTION 4.02.  Each Credit Event.....................................................      68


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

SECTION 5.01.  Financial Statements and Other Information...........................       69
SECTION 5.02.  Notices of Material Events...........................................       72

SECTION 5.03.  Information Regarding Collateral......................................      72
SECTION 5.04.  Existence; Conduct of Business........................................      73
SECTION 5.05.  Payment of Obligations................................................      73
SECTION 5.06.  Maintenance of Properties.............................................      74
SECTION 5.07.  Insurance.............................................................      74
SECTION 5.08.  Casualty and Condemnation.............................................      73
SECTION 5.09.  Books and Records; Inspection and Audit Rights........................      75
SECTION 5.10.  Compliance with Laws..................................................      75
SECTION 5.11.  Use of Proceeds.......................................................      75
SECTION 5.12.  Additional Subsidiaries...............................................      75
SECTION 5.13   Further Assurances....................................................      76
SECTION 5.14.  Interest Rate Protection..............................................      77
SECTION 5.15.  License Drop Down.....................................................      77
SECTION 5.16.  Business of Holdings; Immediate Contributions to the Borrower.........      78
SECTION 5.17.  Execution of Agreement................................................      78


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.  Indebtedness; Certain Equity Securities...............................      78
SECTION 6.02.  Liens.................................................................      80
SECTION 6.03.  Sale and Lease-Back Transactions......................................      82
SECTION 6.04.  Fundamental Changes...................................................      82
SECTION 6.05.  Investments, Loans, Advances, Guarantees and Acquisitions.............      83
SECTION 6.06   Asset Sales...........................................................      84
SECTION 6.07.  Hedging Agreements....................................................      84
SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness.................      84
SECTION 6.09.  Transactions with Affiliates..........................................      85
SECTION 6.10.  Restrictive Agreements................................................      86
SECTION 6.11.  Amendment of Material Documents.......................................      86
SECTION 6.12.  Financial Covenants...................................................      87
SECTION 6.13.  Liabilities of Special Purpose Subsidiaries...........................      91


                                  ARTICLE VII

                               Events of Default......................................     92
                               -----------------


                                 ARTICLE VIII

                           The Administrative Agent...................................     96
                           ------------------------

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

SECTION 9.01.  Notices...............................................................      99
SECTION 9.02.  Waivers; Amendments...................................................     100
SECTION 9.03.  Expenses; Indemnity; Damage Waiver....................................     101
SECTION 9.04.  Successors and Assigns................................................     103
SECTION 9.05.  Survival..............................................................     106
SECTION 9.06.  Counterparts; Integration; Effectiveness..............................     106
SECTION 9.07.  Severability..........................................................     107
SECTION 9.08.  Right of Setoff.......................................................     107
SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process............     107
SECTION 9.10.  WAIVER OF JURY TRIAL..................................................     108
SECTION 9.11.  Headings..............................................................     109
SECTION 9.12.  Confidentiality.......................................................     110

SCHEDULES:
---------

Schedule 2.01 -- Commitments
Schedule 3.05 -- Real Property
Schedule 3.06 -- Litigation and Environmental Matters
Schedule 3.14 -- Network Area
Schedule 3.22 -- Mortgaged Property
Schedule 6.02 -- Existing Liens
Schedule 6.10 -- Existing Restrictions


EXHIBITS:
--------

Exhibit A   -- Form of Assignment and Acceptance
Exhibit B-1 -- Form of Opinion of Borrower's Counsel
Exhibit B-2 -- Form of Opinion of Local Counsel
Exhibit B-3 -- Form of Opinion of FCC Counsel
Exhibit C   -- Form of Guarantee Agreement
Exhibit D   -- Form of Pledge Agreement
Exhibit E   -- Form of Security Agreement
Exhibit F   -- Form of Indemnity, Subrogation and
                 Contribution Agreement

                         CREDIT AGREEMENT dated as of February 3, 1998 among
                    TRITON PCS, INC., a Delaware corporation (the "Borrower"), TRITON PCS HOLDINGS, INC. ("Holdings"), the LENDERS (as defined in Article I) party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

               WHEREAS the Borrower intends to construct and operate a mobile wireless telecommunications network utilizing TDMA IS-136 technology or its successor serving the MTA's and BTA's listed on Schedule 3.14 (the "Network");

               WHEREAS the Borrower has requested the Lenders to make available credit facilities to finance capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs; and

               WHEREAS the Lenders are willing to make the requested credit facilities available on the terms and subject to the conditions set forth in this Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth below, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

               SECTION 1.01.  Defined Terms. As used in this Agreement, the
                              --------------
     following terms have the meanings specified below:

               "ABR", when used in reference to any Loan or Borrowing, refers to
                ---
     whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

               "Adjusted EBITDA" means for any fiscal period, the sum of (a)
                ---------------
     Consolidated EBITDA for such period plus (b) the aggregate amount deducted
                                         ----
     in determining Consolidated Net Income for such period in respect of sales, marketing and advertising expenses and consumer-related equipment subsidy expenses.

               "Adjusted LIBO Rate" means, with respect to any Eurodollar
                ------------------
     Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

               "Administrative Agent" means The Chase Manhattan Bank, in its
                --------------------
     capacity as administrative agent for the Lenders hereunder.

               "Administrative Questionnaire" means an Administrative
                ----------------------------
     Questionnaire in the form supplied by the Administrative Agent.

               "Affiliate" means, with respect to a specified Person, another
                ---------
     Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "Aggregate Service Revenue" means for any period, the sum of
                -------------------------
     subscriber revenues, toll revenues and roaming revenues for such period.

               "Alternate Base Rate" means, for any day, a rate per annum equal
                -------------------
     to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

               "Annualized Adjusted EBITDA" means for the period ending on the
                --------------------------
     last day of any fiscal quarter, the product of (a) Adjusted EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

               "Annualized EBITDA" means for the period ending on the last day
                -----------------
     of any fiscal quarter, the product of (a) Consolidated EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

               "Applicable Rate" means, for any day (a) with respect to any
                ---------------
     Tranche B Term Loan, the applicable Tranche B Rate, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that, unless Consolidated EBITDA for the most
                         --------
     recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 is positive, the "Applicable Rate" for purposes of clause (b) shall be the applicable rate per annum set forth below in Category 1:

----------------------------------------------------------------------------------------------------------
                                                                  ABR       EURODOLLAR    COMMITMENT FEE
                                                                  ---       ----------    --------------
                  Leverage Ratio:                                SPREAD       SPREAD           RATE
                  ---------------                                ------       ------           ----
----------------------------------------------------------------------------------------------------------
                     Category 1
                     ----------
 Not Applicable                                                   1.25%        2.25%            0.50%
----------------------------------------------------------------------------------------------------------
                     Category 2
                     ----------
 Greater than or equal to 10.0 to 1                               1.00%        2.00%            0.50%
----------------------------------------------------------------------------------------------------------
                     Category 3
                     ----------
 Greater than or equal to 9.0 to 1 but less than 10.0 to 1       0.875%       1.875%           0.375%
----------------------------------------------------------------------------------------------------------
                     Category 4
                     ----------
 Greater than or equal to 8.0 to 1 but less than 9.0 to 1         0.75%        1.75%           0.375%
----------------------------------------------------------------------------------------------------------
                     Category 5
                     ----------
 Greater than or equal to 6.0 to 1 but less than 8.0 to 1         0.50%        1.50%           0.375%
----------------------------------------------------------------------------------------------------------
                     Category 6
                     ----------
 Greater than or equal to 5.0 to 1  but less than 6.0 to 1        0.25%        1.25%           0.375%
----------------------------------------------------------------------------------------------------------
                     Category 7
                     ----------
 Less than 5.0 TO 1                                                 --         1.00%           0.375%
----------------------------------------------------------------------------------------------------------

               For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed
                              --------
     to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

               Notwithstanding the foregoing if, prior to the Effective Date, the Indebtedness to be created under the Loan Documents receives a rating from Moody's of less than

     "B", the Applicable Rate will be increased by 25 basis points.

               "Assignment and Acceptance" means an assignment and acceptance
                -------------------------
     entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

               "AW" means AT&T Wireless PCS, Inc.
                --

               "AW Licenses" has the meaning set forth in the definition of
                -----------
     Initial Equity Contributions.

               "Board" means the Board of Governors of the Federal Reserve
                -----
     System of the United States of America.

               "Borrower" means Triton PCS, Inc., a Delaware corporation.
                --------

               "Borrowing" means Loans of the same Class and Type, made,
                ---------
     converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

               "Borrowing Request" means a request by the Borrower for a
                -----------------
     Borrowing in accordance with Section 2.03.

               "BTA" means a Basic Trading Area, as defined in 47
                ---
     C.F.R.(S)24.202.

               "Business Day" means any day that is not a Saturday, Sunday or
                ------------
     other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection
                                       --------
     with a Eurodollar Loan, the term "Business Day" shall also exclude any day
                                       ------------
     on which banks are not open for dealings in dollar deposits in the London interbank market.

               "Capital Expenditures" means, for any period, (a) the additions
                --------------------
     to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period (other than Capital Lease Obligations permitted by Section 6.01(a)(vi)).

               "Capital Lease Obligations" of any Person means the obligations
                -------------------------
     of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

               "Capital Stock" means any and all shares, interests,
                -------------
     participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

               "Cash Interest Expense" means, for any period, (a) Consolidated
                ---------------------
     Interest Expense for such period, minus (b) the aggregate amount of pay-in-kind or accreted Consolidated Interest Expense for such period not involving any payment in cash.

               "Change in Control" means (a) the sale or other disposition by AW
                -----------------
     of any shares of the Series C Preferred Stock, Series D Preferred Stock or Common Stock of Holdings or of any Common Stock of the Borrower prior to the date which is three years from the Effective Date, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Holdings or persons owning capital stock of Holdings on the Closing Date, of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of either the Borrower or Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings or the Borrower by Persons who were not (i) nominated by the board of directors of Holdings (in the case of Holdings' board) or the Borrower (in the case of the Borrowers' board) (ii) appointed by directors so nominated or (iii) in the case of Holdings, appointed by shareholders of Holdings who are shareholders of Holdings on the Effective Date; or (d) the acquisition of direct or indirect Control of the Borrower or Holdings by any Person or group other than Holdings or persons owning capital stock of Holdings on the date hereof; provided, however, that
                                                   --------  -------
     neither (A) the sale by

     AW of all or any of its equity interest in Holdings subsequent to the date which is three years from the Effective Date nor (B) the public sale by Holdings or the Borrower of newly issued Common Stock in an initial public offering, shall constitute a Change of Control.

               "Change in Law" means (a) the adoption of any law, rule or
                -------------
     regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

               "Class", when used in reference to any Loan or Borrowing, refers
                -----
     to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

               "Code" means the Internal Revenue Code of 1986, as amended from
                ----
     time to time.

               "Collateral" means any and all "Collateral", as defined in any
                ----------
     applicable Security Document and shall also include the Mortgaged
     Properties.

               "Committed Equity" means irrevocable binding commitments to
                ----------------
     purchase stock of the Borrower pursuant to the Securities Purchase
     Agreement.

               "Commitment" means a Revolving Commitment, Tranche A Commitment
                ----------
     or Tranche B Commitment, or any combination thereof (as the context requires).

               "Common Stock" means the Common Stock, par value $.01 per share,
                ------------
     of the Borrower.

               "Communications Act" means the Communications Act of 1934, and
                ------------------
     any similar or successor federal statute, and the rules and regulations and published policies of the FCC thereunder, all as amended and as the same may be in effect from time to time.

               "Consents to Assignment" has the meaning set forth in subsection
                ----------------------
     4.01(r).

               "Consolidated EBITDA" means, for any period, Consolidated Net
                -------------------
     Income plus, to the extent deducted in computing such Consolidated Net Income, the sum of (a) income or franchise tax expense for such period, (b) Consolidated Interest Expense, (c) depreciation and amortization expense and (d) any non-cash charges or non-cash losses, minus, to the extent added in computing such Consolidated Net Income, (i) any non-cash gains or other non-cash items and (ii) any income tax credits, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP.

               "Consolidated Interest Expense" means, for any period, the
                -----------------------------
     interest expense of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including but not limited to the portion of any payments or accruals with respect to Capital Lease Obligations that are allocable to interest expense.

               "Consolidated Net Income" means, for any period, net income or
                -----------------------
     loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                                 --------
     excluded (a) the income of any person in which any other person (other than the Borrower or any of the Subsidiaries or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions (i) that the Borrower or any of the Subsidiaries has the power to cause such person to make to the Borrower or any Subsidiary during such period and such dividend or other distribution is not prohibited by the terms of any agreement binding upon such person or otherwise or (ii) that, to the extent not already included in Consolidated Net Income for any period pursuant to clause (i) above, were actually paid to the Borrower or any of the Subsidiaries by such person during such period, (b) any after tax gains or losses attributable to sales of assets out of the ordinary course of business and (c) (to the extent not included in clauses (a) or (b) above) any extraordinary gains or extraordinary losses.

               "Contractual Obligations" means as to any Person, any provision
                -----------------------
     of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

               "Contributed Equity" means at any time or for any period, the
                ------------------
     aggregate amount which shall have been received by the Borrower prior to such time or during such period as consideration for the issuance of stock of the Borrower (valued, in the case of the AW Licenses, at $109,850,200, the agreed value of the AW Licenses in the Securities Purchase Agreement).

               "Control" means the possession, directly or indirectly, of the
                -------
     power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative
                     -----------       ----------
     thereto.

               "Covered Pops" means the aggregate number of Pops within each
                ------------
     geographic area for which facilities owned by the Borrower or its Subsidiaries that provide service to such geographic area have achieved substantial completion.

               "Debt Service" means for any period, the sum of (a) Cash Interest
                ------------
     Expense for such period plus (b) scheduled principal amortization of Total
                             ----
     Debt for such period.

               "Default" means any event or condition which constitutes an Event
                -------
     of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

               "Disclosed Matters" means the actions, suits and proceedings and
                -----------------
     the environmental matters disclosed in Schedule 3.06.

               "Disqualifying Transaction" has the meaning set forth in the
                -------------------------
     Stockholders Agreement.

               "dollars" or "$" refers to lawful money of the United States of
                -------      -
     America.

               "Effective Date" means the date on which the conditions specified
                --------------
     in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

               "Environmental Laws" means all laws, rules, regulations, codes,
                ------------------
     ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

               "Environmental Liability" means any liability, contingent or
                -----------------------
     otherwise (including any liability for
     damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
     1974, as amended from time to time.

               "ERISA Affiliate" means any trade or business (whether or not
                ---------------
     incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
     Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

               "ERISA Event" means (a) any "reportable event", as defined in
                -----------
     Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived);
     (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

               "Eurodollar", when used in reference to any Loan or Borrowing,
                ----------
     refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

               "Event of Default" has the meaning assigned to such term in
                ----------------
     Article VII.

               "Excess Cash Flow" means, for any period, the sum of (without
                ----------------
     duplication):

               (a) Consolidated Net Income for such period, adjusted to exclude any gains or losses attributable to Prepayment Events; plus
                                                            ----

               (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such period; plus
                  ----

               (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries increased during such period plus (iii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures, to the extent that mandatory principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made; minus
                                                  -----

               (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income (or loss) for such period plus (ii) the amount, if any, by which Net Working Capital increased during such period plus (iii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries decreased during such period; minus
             -----

               (e) cash Capital Expenditures for such period; minus
                                                              -----

               (f) the aggregate principal amount of Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such period, excluding (i) Indebtedness in respect of Revolving Loans, (ii) Term Loans prepaid pursuant to Section 2.09(b) or (c), (iii) repayments or prepayments of Indebtedness financed by incurring other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made and (iv) Indebtedness referred to in clauses (ii), (vii), (viii), (ix) and (x) of Section 6.01(a).

               "Excluded Assets" means at any time, the collective reference to
                ---------------
     all assets of the Borrower or any Subsidiary then subject to a Lien permitted by sub-Section 6.02(iii)-(vi).

               "Excluded Real Property Assets" means Real Property Assets which
                -----------------------------
     constitute Excluded Assets.

               "Excluded Real Property-Related Equipment" means Real Property-
                ----------------------------------------
     Related Equipment which constitutes Excluded Assets.

               "Excluded Taxes" means, with respect to the Issuing Bank, the
                --------------
     Administrative Agent, or any Lender (a) income or franchise Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or any Governmental Authority of or in any of the foregoing (including, without limitation, minimum Taxes and Taxes computed under alternative methods, the principal one of which is based on or measured by net income), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located or the Issuing Bank, the Administrative Agent or Lender as applicable, or organized or any Governmental Authority of or in any of the foregoing, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding Tax that is in effect and would apply to a payment to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.15(a), (d) any Taxes to the extent imposed by reason of the Issuing Bank, Lender or Administrative Agent, as applicable, engaging in activities in the jurisdiction imposing the Tax that are unrelated to the transactions contemplated hereby, and (e) any Tax that would not have been imposed but for the failure of a Lender or the Administrative Agent, as applicable, to comply with the certification requirements described in Section 2.15(e).

               "FCC" means the Federal Communications Commission, or any other
                ---
     similar or successor agency of the Federal government administering the Communications Act.

               "Federal Funds Effective Rate" means, for any day, the weighted
                ----------------------------
     average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

               "Financial Officer" means the chief financial officer, principal
                -----------------
     accounting officer, treasurer or controller of the Borrower.

               "Fixed Charges" means (a) Debt Service, (b) Capital Expenditures,
                -------------
     (c) Taxes and (d) dividends and distributions paid pursuant to Section 6.08(a)(iii).

               "Foreign Lender" means any Lender that is organized under the
                --------------
     laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

               "Foreign Subsidiary" means any Subsidiary that is  organized
                ------------------
     under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

               "Funded Debt" means, as of the date of determination, all
                -----------
     Indebtedness for borrowed money of Holdings, the Borrower and its Subsidiaries which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of the obligor to a date more than one year from such date including, in any event, the Revolving Loans.

               "GAAP" means generally accepted accounting principles in the
                ----
     United States of America.

               "Governmental Authority" means the government of the United
                ----------------------
     States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

               "Guarantee" of or by any Person (the "guarantor") means any
                ---------                            ---------
     obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner,
                                          ---------------
     whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall
                                      --------
     not include endorsements for collection or deposit in the ordinary course of business.

               "Guarantee Agreement" means the Guarantee Agreement with respect
                -------------------
     to the Obligations substantially in the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

               "Hazardous Materials"  means all explosive or radioactive
                -------------------
     substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

               "Hedging Agreement" means any interest rate protection agreement,
                -----------------
     foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

               "Holdings" means Triton PCS Holdings, Inc., a Delaware
                --------
     corporation.

               "Indebtedness" of any Person means, without duplication, (a) all
                ------------
     obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

               "Indemnity, Subrogation and Contribution Agreement" means the
                -------------------------------------------------
     Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit F, among the Borrower and the Subsidiaries.

               "Indemnified Taxes" means Taxes other than Excluded Taxes.
                -----------------

               "Information Memorandum" means the Confidential Information
                ----------------------
     Memorandum dated November 1997 relating to the Borrower and the Transactions.

               "Initial Equity Contributions" means (i) AW's contribution to the
                ----------------------------
     Borrower of 20 MHz of A or B Block PCS licenses covering the markets and Pops set forth in Schedule 3.14 hereto (the "AW Licenses") in exchange for 732,371 shares of Series A Preferred Stock and 366,131 shares of Series D Preferred Stock and (ii) purchases of 1,400,000 shares of Series C Preferred Stock of Holdings by other investors for cash consideration and irrevocable commitments of not less than $140,000,000, the purchase price for which will be paid directly to the Borrower.

               "Interest Election Request" means a request by the Borrower to
                -------------------------
     convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.05.

               "Interest Payment Date" means (a) with respect to any ABR Loan,
                ---------------------
     the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration.

               "Interest Period" means with respect to any Eurodollar Borrowing,
                ---------------
     the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest
                                            --------
     Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and
     (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

               "Lenders" means the Persons listed on Schedule 2.01 and any other
                -------
     Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

               "Leverage Ratio" means for any fiscal period, the ratio of (a)
                --------------
     Total Debt on the last day of such fiscal period to (b) Annualized EBITDA for the period ending on the last day of such fiscal period.

               "LIBO Rate" means, with respect to any Eurodollar Borrowing for
                ---------
     any Interest Period, the rate appearing on Page 3750 of Dow Jones Market (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO
                                                                            ----
     Rate" with respect to such Eurodollar Borrowing for such Interest Period
     ----
     shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

               "License" means any broadband Personal Communications Services
                -------
     license issued by the FCC in connection with the operation of a System.

               "License Subsidiary" means Triton PCS License Company, L.L.C.
                ------------------
     and/or any other Wholly Owned Subsidiary of the Borrower designated as a License Subsidiary by notice to the Administrative Agent; provided,
                                                               --------
     however, that (i) such Subsidiary has no obligations or liabilities other
     -------
     than as permitted by Section 3.13, (ii) the stock of such Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

               "Lien" means, with respect to any asset, (a) any mortgage, deed
                ----
     of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

               "Loan Documents" means this Agreement, the Guarantee Agreement,
                --------------
     the Pledge Agreement, the Security

     Agreement, the Indemnity, Subrogation and Contribution Agreement, the Special Purpose Subsidiary Funding Agreements, the Consents to Assignment and the other Security Documents.

               "Loan Parties" means Holdings, the Borrower and the Subsidiary
                ------------
     Loan Parties.

               "Loans" means the loans made by the Lenders to the Borrower
                -----
     pursuant to this Agreement.

               "Material Adverse Effect" means a material adverse effect on (a)
                -----------------------
     the business, assets, results of operations, prospects or financial condition of the Borrower and the Subsidiaries taken as a whole or of Holdings, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the validity or enforceability of any Loan Document or the rights of or remedies available to the Administrative Agent or the Lenders under any Loan Document; provided that,
                                                                  --------
     on or after the date which is five years from the Effective Date, neither
     (x) the nonrenewal of the Network License Agreement by AW nor (y) the termination of the Network License Agreement by AW in accordance with its terms as a result of a Disqualifying Transaction shall be a Material Adverse Effect.

               "Material Indebtedness" means Indebtedness (other than the
                ---------------------
     Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

               "Moody's" means Moody's Investors Service, Inc.
                -------

               "Mortgage" means a mortgage, deed of trust, assignment of leases
                --------
     and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

               "Mortgaged Property" means, initially, each interest in real
                ------------------
     property and any improvements thereto owned by a Loan Party and identified on Schedule 3.22, and includes each interest in real property and any improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

               "MTA" means a Major Trading Area as defined in 47 C.F.R. (S)
                ---
     24.202.

               "Multiemployer Plan" means a multiemployer plan as defined in
                ------------------
     Section 4001(a)(3) of ERISA.

               "Net Proceeds" means, with respect to any event (a) the cash
                ------------
     proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

               "Network" has the meaning set forth in the first recital.
                -------

               "Network License Agreement" means the Network Membership License
                -------------------------
     Agreement, dated the date hereof, between AT&T Corp. and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11 hereof.

               "Net Working Capital" means, at any date, (a) the consolidated
                -------------------
     current assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated

     Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

               "Obligations" has the meaning assigned to such term in the
                -----------
     Guarantee Agreement and the Security Documents.

               "Other Taxes" means any and all present or future stamp or
                -----------
     documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to
                ----
     and defined in ERISA and any successor entity performing similar functions.

               "PCS Documents" means the Securities Purchase Agreement and each
                -------------
     of the documents that is an exhibit thereto (including the Network License Agreement).

               "Perfection Certificate" means a certificate in the form of Annex
                ----------------------
     2 to the Security Agreement or any other form approved by the Administrative Agent.

               "Permitted Encumbrances" means:
                ----------------------

               (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

               (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.04;

               (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

               (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

               (e) liens of attachments, judgments or awards in respect of judgments that do not constitute an Event of Default under clause (k) of
     Article VII and in respect of which adequate reserves have been established in accordance with GAAP;

               (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

               (g) restrictions on the transfer of assets contained in any License or imposed by the Communications Act or comparable state legislation enacted after the date hereof;

               (h) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

               (i) ground leases in respect of real property on which facilities owned or leased by the Borrower or its Subsidiaries are located; and

               (j) the filing of financing statements regarding leases not prohibited by this Agreement.

     provided that the term "Permitted Encumbrances" shall not include any Lien
     --------
     securing Indebtedness.

               "Permitted Investments" means:
                ---------------------

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

               (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

               "Person" means any natural person, corporation, limited liability
                ------
     company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

               "Plan"  means any employee pension benefit plan (other than a
                ----
     Multiemployer Plan) subject to the provisions of Title IV of ERISA or
     Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

               "Pledge Agreement" shall mean the Pledge Agreement, substantially
                ----------------
     in the form of Exhibit D, between the Borrower, the Subsidiary Loan Parties and the Administrative Agent for the benefit of the Secured Parties.

               "Pops" means, as of any date, with respect to any BTA or MTA, the
                ----
     population of such BTA or MTA as such number is published in the then most recently issued Donnelly Marketing Service Population Guide.

               "Prepayment Event" means:
                ----------------

               (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than (i) dispositions described in clauses (a) and (b) of Section 6.06 and (ii) other dispositions resulting in aggregate Net

          Proceeds not exceeding $1,000,000 during any fiscal year of the Borrower; or

               (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, provided that, if no Default exists or would result therefrom, such event shall constitute a Prepayment Event only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 270 days after such event; or

               (c) the issuance by Holdings, the Borrower or any Subsidiary of any equity securities, or the receipt by Holdings, the Borrower or any Subsidiary of any capital contribution, other than, in the case of Borrower or any Subsidiary, any such issuance of equity securities to, or receipt of any such capital contribution from the Borrower or a Subsidiary; provided that no such issuance or receipt shall constitute
                      --------
          a Prepayment Event if (i) such equity is part of the initial $140,000,000 contribution and commitment of capital to Holdings pursuant to the Securities Purchase Agreement or the immediate contribution by Holdings of such capital to the Borrower or (ii), after giving effect to such issuance or receipt (x) Senior Leverage would be less than 5:1 and (y) the Borrower would be in Pro Forma Compliance; or

               (d) the incurrence by Holdings, the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01; provided that (i) no such issuance or receipt shall constitute a
          --------
          Prepayment Event if, after giving effect to such issuance or receipt
          (x) (I) Senior Leverage would be less than 5:1 and (II) the Borrower would be in Pro Forma Compliance or (y) the Borrower shall have incurred in the aggregate less than $150,000,000 of Indebtedness and
          (ii) the foregoing shall not relieve the Borrower from any requirement hereunder to obtain the consent of the Lenders for the incurrence of any Indebtedness.

               "Prime Rate" means the rate of interest per annum publicly
                ----------
     announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

               "Pro Forma Compliance" shall exist if (a) Holdings and the
                --------------------
     Borrower shall be in pro forma compliance with the covenants set forth in
                          --- -----
     Section 6.12 recomputed, with respect to income statement items, as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered in accordance with subsection 5.01 as if the events with respect to which Pro Forma Compliance is being measured had occurred on the first day of each relevant period with respect to which Pro Forma Compliance is being measured and as if Restricted Payments under
     Section 6.08(a)(iii) were deductions to EBITDA and (b) no Default or Event of Default shall exist either immediately prior to the events with respect to which Pro Forma Compliance is being determined or after giving effect to such events.

               "Qualified Vendor" means Ericsson Inc. or an affiliate thereof or
                ----------------
     Lucent Technologies Inc. or an affiliate thereof.

               "Qualified Vendor Agreement" shall have the meaning assigned
                --------------------------
     thereto in Section 6.01(a)(v).

               "Real Property Assets" means all interests (including leasehold
                --------------------
     interests) of the Borrower and its Subsidiaries in real property.

               "Real Property-Related Equipment" means all equipment (as defined
                -------------------------------
     in the UCC) of the Borrower or any Subsidiary that constitutes a fixture (as defined in the UCC) on Real Property Assets.

               "Real Property Subsidiary" means Triton PCS Property Company,
                ------------------------
     L.L.C. and/or any Wholly Owned Subsidiary of the Borrower designated by the Borrower as the Real Property Subsidiary by notice to the Administrative Agent; provided, however, that (i) such Subsidiary has no obligations or
            --------  -------
     liabilities other than as permitted by Section 3.13, (ii) the stock of such Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

               "Register" has the meaning set forth in Section 9.04.
                --------

               "Related Business" means any business of the type conducted by
                ----------------
     the Borrower and its Subsidiaries on the Effective Date or any business contemplated to be conducted by the Borrower and its Subsidiaries in the business plan delivered to the Lenders prior to the date hereof and any business directly related thereto (including the business contemplated to be conducted by the Borrower by (S) 7.11(b) of the Stockholders Agreement, subject to the conditions therein).

               "Related Parties" means, with respect to any specified Person,
                ---------------
     such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

               "Required Lenders" means, at any time, Lenders having Revolving
                ----------------
     Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

               "Requirement of Law" means, as to any Person, the certificate of
                ------------------
     incorporation and by-laws, the partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Responsible Officer" means any of the president, chief executive
                -------------------
     officer or chief financial officer of the Borrower.

               "Restricted Payment" means any dividend or other distribution
                ------------------
     (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any Subsidiary.

               "Revolving Availability Period" means the period from and
                -----------------------------
     including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

               "Revolving Commitment" means, with respect to each Lender, the
                --------------------
     commitment, if any, of such Lender to make Revolving Loans hereunder, as such commitment may be

     (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $100,000,000.

               "Revolving Exposure" means, with respect to any Lender at any
                ------------------
     time, the sum of the outstanding principal amount of such Lender's Revolving Loans.

               "Revolving Lender" means a Lender with a Revolving Commitment or,
                ----------------
     if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

               "Revolving Loan" means a Loan made pursuant to clause (c) of
                --------------
     Section 2.01.

               "Revolving Maturity Date" means the date which is eight and one-
                -----------------------
     half years from the Effective Date.

               "S&P" means Standard & Poor's.
                ---

               "Secured Parties" has the meaning assigned to such term in the
                ---------------
     Security Agreement.

               "Secured Real Property Assets" means all Real Property Assets
                ----------------------------
     (including Mortgaged Properties) in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected Mortgage or other first priority perfected security interest pursuant to the Security Documents.

               "Secured Real Property-Related Equipment" means Real Property
                ---------------------------------------
     Related Equipment in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected security interest pursuant to the Security Documents.

               "Securities Purchase Agreement" means the Securities Purchase
                -----------------------------
     Agreement by and among AW, Holdings, and the other parties thereto dated as of October 8, 1997, including the schedules thereto.

               "Security Agreement" means the Security Agreement among the
                ------------------
     Borrower, the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit E.

               "Security Documents" means the Security Agreement, the Pledge
                ------------------
     Agreement, the Mortgages and the Consents to Assignment and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or Section 5.12 or 5.13 to secure any of the Obligations.

               "Senior Debt" shall mean all Indebtedness of Holdings, the
                -----------
     Borrower and the Subsidiaries on a consolidated basis other than the Subordinated Debt.

               "Senior Leverage" means, on any date, the ratio of (a) Senior
                ---------------
     Debt on such date to (b) Annualized EBITDA for the most recently ended fiscal quarter for which financial statements have been delivered in accordance with Section 5.01.

               "Series A Preferred Stock" means the Series A Preferred Stock,
                ------------------------
     par value $.01 per share, of Holdings.

               "Series C Preferred Stock" means the Series C Preferred Stock,
                ------------------------
     par value $.01 per share, of Holdings.

               "Series D Preferred Stock" means the Series D Preferred Stock,
                ------------------------
     par value $.01 per share, of Holdings.

               "Special Purpose Subsidiary" means the License Subsidiary and the
                --------------------------
     Real Property Subsidiary.

               "Special Purpose Subsidiary Funding Agreement" means an agreement
                --------------------------------------------
     between the Borrower and/or Triton PCS Operating Company, L.L.C. and each Special Purpose Subsidiary whereby (a) such Special Purpose Subsidiary agrees to provide to the Borrower the benefit of the use of such Special Purpose Subsidiary's assets, (b) the Borrower agrees to pay to such Special Purpose Subsidiary an amount equal to all liabilities of such Special Purpose Subsidiary less any amounts contributed by the Borrower to the equity of such Special Purpose Subsidiary to fund such liabilities, (c) the Borrower agrees to cause all Contractual Obligations of such Special Purpose Subsidiary to be performed and all Requirements of Law of such Special Purpose Subsidiary to be complied with and (d) the Borrower and such Special Purpose Subsidiary agree, for the benefit of the Administrative Agent and the Secured Parties, to the assignment by each of its rights thereunder to the Administrative Agent for the benefit of the Secured Parties.

               "Statutory Reserve Rate" means a fraction (expressed as a
                ----------------------
     decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages

     (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

               "Stockholders Agreement" means the Stockholders' Agreement among
                ----------------------
     AW, the Borrower and the other parties thereto dated the date hereof.

               "Subordinated Debt" means high yield subordinated debt issued by
                -----------------
     the Borrower or Holdings on terms reasonably acceptable to the Lenders maturing on a date that is not earlier than the date which is six months subsequent to the Tranche B Maturity Date in a minimum aggregate principal amount of $125,000,000 and the Indebtedness represented thereby and refinancings of such Indebtedness; provided that (i) any such refinancing Indebtedness (a) shall not have a greater outstanding principal amount, an earlier maturity date, or a decreased weighted average life than the Subordinated Debt refinanced and (b) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt refinanced and (ii) the proceeds of such refinancing Indebtedness shall be used solely to repay the Subordinated Debt refinanced thereby and fees and expenses in connection therewith.

               "Subordinated Debt Documents" means the indenture under which the
                ---------------------------
     Subordinated Debt, if any, is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt, if any, or providing for any Guarantee or other right in respect thereof.

               "Subscribers" means as of any date, all customers then receiving
                -----------
     Wireless Services from the Borrower or any of its Subsidiaries none of the subscriber payments (other than those disputed in good faith by such customer) of which are, as of such date, past due more than 60 days (or past due for more than such shorter period of time as the Borrower may have established for accounting or credit policy purposes for treating a customer as not being in good standing).

               "subsidiary" means, with respect to any Person (the "parent") at
                ----------                                          ------
     any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

               "Subsidiary" means any subsidiary of the Borrower.
                ----------

               "Subsidiary Loan Party" means any Subsidiary that is not a
                ---------------------
     Foreign Subsidiary.

               "System" means, as to any Person, assets constituting a radio
                ------
     communications system authorized under the rules for wireless communications services (including any license and the network, marketing, distribution, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

               "Taxes" means any and all present or future taxes, levies,
                -----
     imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

               "Term Loans" means Tranche A Term Loans and Tranche B Term Loans.
                ----------

               "Total Capital" means, at any date, the sum of (a) Funded Debt
                -------------
     outstanding on such date plus (b) Contributed Equity on such date plus (c)
                              ----
     Committed Equity on such date.

               "Total Debt" shall mean, at any time, all Indebtedness of
                ----------
     Holdings, the Borrower and the Subsidiaries as determined on a consolidated basis in accordance with GAAP.

               "Tranche A Availability Period" means the period from and
                -----------------------------
     including the Effective Date to but excluding the earlier of the third anniversary of the Effective Date and the date of termination of the Tranche A Commitments.

               "Tranche A Commitment" means, with respect to each Lender, the
                --------------------
     commitment, if any, of such Lender to make Tranche A Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $175,000,000.

               "Tranche A Lender" means a Lender with a Tranche A Commitment or
                ----------------
     an outstanding Tranche A Term Loan.

               "Tranche A Maturity Date" means the date that is eight and one-
                -----------------------
     half years from the Effective Date.

               "Tranche A Term Loan" means a Loan made pursuant to clause (a) of
                -------------------
     Section 2.01.

               "Tranche B Availability Period" means the period from and
                -----------------------------
     including the Effective Date to but excluding the earlier of the date that is six months from the Effective Date and the date of termination of the Tranche B Commitments.

               "Tranche B Commitment" means, with respect to each Lender, the
                --------------------
     commitment, if any, of such Lender to make Tranche B Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche B Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $150,000,000.

               "Tranche B Lender" means a Lender with a Tranche B Commitment or
                ----------------
     an outstanding Tranche B Term Loan.

               "Tranche B Maturity Date" means the date that is nine and one
                -----------------------
     quarter years from the Effective Date.

               "Tranche B Rate" means, with respect to any Tranche B Term Loan
                --------------
     (a) 1.75% per annum, in the case of an ABR Loan, and (b) 3.00% per annum, in the case of a Eurodollar Loan.

               "Tranche B Term Loan" means a Loan made pursuant to clause (b) of
                -------------------
     Section 2.01.

               "Transactions" means (a) the execution, delivery and performance
                ------------
     by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, (b) the execution, delivery and performance by each Loan Party of the Subordinated Debt Documents, if any, to which it is to be a party, the issuance of the Subordinated Debt, if any, and the use of the proceeds thereof and (c) the Initial Equity Contributions.

               "Type", when used in reference to any Loan or Borrowing, refers
                ----
     to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

               "UCC" mean the Uniform Commercial Code of the State of New York.
                ---

               "Wholly Owned Subsidiary" of any person shall mean a subsidiary
                -----------------------
     of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person.

               "Withdrawal Liability" means liability to a Multiemployer Plan as
                --------------------
     a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

               "Wireless Services" means broadband personal communications
                -----------------
     services provided in one or more Systems (including cellular services provided on the 850 MHZ band to the extent such services constitute a Related Business).

               SECTION 1.02.  Classification of Loans and Borrowings.  For
                              ---------------------------------------
     purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or
            ----                                  ----
     by Class and Type (e.g., a "Eurodollar Revolving Loan").  Borrowings also
                        ----
     may be classified and referred to by Class (e.g., a "Revolving Borrowing")
                                                 ----
     or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a
                 ----                                                  ----
     "Eurodollar Revolving Borrowing").

               SECTION 1.03.  Terms Generally.  The definitions of terms herein
                              ----------------
     shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

               SECTION 1.04.  Accounting Terms; GAAP.  Except as otherwise
                              -----------------------
     expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the
     --------
     Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


                                  ARTICLE II

                                  The Credits
                                  -----------

               SECTION 2.01.  Commitments.  Subject to the terms and conditions
                              ------------
     set forth herein, each Lender agrees (a) to make Tranche A Term Loans to the Borrower during the Tranche A Availability Period in an aggregate principal amount not exceeding its Tranche A Commitment, (b) to make Tranche B Term Loans to the Borrower during the Tranche B Availability Period in a principal amount not exceeding its Tranche B Commitment and (c) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment; provided, however, that (i) on the Effective Date,
                           --------  -------
     the Lenders will make Tranche B Term Loans to the Borrower in an aggregate principal amount of not less than 50% of the initial aggregate amount of the Lenders' Tranche B Commitments, and (ii) no Tranche A Term Loans or Revolving Loans will be made during the Tranche B Availability Period unless the Lenders have made Tranche B Term Loans to the Borrower in an aggregate principal amount equal to the aggregate amount of the Lenders' Tranche B Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

               SECTION 2.02.  Loans and Borrowings.  (a)  Each  Loan shall be
                              ---------------------
     made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are
                            --------
     several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

               (b) Subject to Section 2.12, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any

     Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option
                                    --------
     shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

               (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000; provided that an ABR Revolving Borrowing may be in an
                      --------
     aggregate amount that is equal to the entire unused balance of the total Revolving Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be
                                   --------
     more than a total of 10 Eurodollar Borrowings outstanding.

               (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date or Tranche B Maturity Date, as applicable.

               SECTION 2.03.  Requests for Borrowings.  To request a Revolving
                              ------------------------
     Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

               (ii) the aggregate amount of such Borrowing;

               (iii) the date of such Borrowing, which shall be a Business Day;

               (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
          Section 2.06.

     If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

               SECTION 2.04.  Funding of Borrowings.  (a)  Each Lender shall
                              ----------------------
     make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

               (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

               SECTION 2.05.  Interest Elections.  (a)  Each Revolving Borrowing
                              -------------------
     and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

               (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

               (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

     If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

               (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

               (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

               (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

               SECTION 2.06.  Termination and Optional Reduction of Commitments.
                              -------------------------------------------------
     (a) Unless previously terminated, (i) the Tranche A Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche A Availability Period, (ii) the Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche B Availability Period and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date.

               (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of
                                           --------
     the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the sum of the Revolving Exposures would exceed the total Revolving Commitments and (iii) the Borrower may not reduce or terminate the Tranche B Commitments if any portion of the Revolving Commitments or Tranche A Commitments is outstanding.

               (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a
                                                                 --------
     notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

               SECTION 2.07.  Repayment of Loans; Evidence of Debt.  (a)  The
                              -------------------------------------
     Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each

     Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.08.

               (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

               (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall, to the extent permitted by law, be prima facie evidence of the existence and amounts of the obligations
        ----- -----
     recorded therein; provided that the failure of any Lender or the
                       --------
     Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

               (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

               SECTION 2.08.  Automatic Revolving Commitment Reductions;
                              ------------------------------------------
     Amortization of Term Loans.  (a)  The aggregate amount of the Lenders'
     ---------------------------
     Revolving Commitments shall automatically and permanently reduce in eight consecutive quarterly reductions occurring on the date that is six years and six months after the Effective Date and on each successive date thereafter which is three months after the preceding reduction date, in the aggregate amount set forth below for each reduction:

                         Reduction                   Amount
                         ---------                   ------
                            1-2                   $ 5,000,000
                            ---                   -----------
                            3-6                   $10,000,000
                            ---                   -----------
                            7-8                   $25,000,000
                            ---                   -----------

               (b) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche A Term Loans in 18 consecutive quarterly installments, payable on the date that is four years after the Effective Date and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

                         Installment                Amount
                         -----------                ------
                            1-4                   $ 4,375,000
                            ---                   -----------
                            5-8                   $ 6,562,500
                            ---                   -----------
                            9-12                  $ 8,750,000
                            ----                  -----------
                           13-16                  $10,937,500
                           -----                  -----------
                           17-18                  $26,250,000
                           -----                  -----------

               (c) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay Tranche B Term Loans in 21 consecutive quarterly installments, payable on the date that is four years from the Effective Date and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

                         Installment                 Amount
                         ------------                ------
                            1-4                   $    375,000
                            ---                   ------------
                            5-8                   $    375,000
                            ---                   ------------
                            9-12                  $    375,000
                            ----                  ------------
                           13-16                  $    375,000
                           -----                  ------------
                           17-20                  $  7,500,000
                           -----                  ------------
                             21                   $114,000,000
                             --                   ------------

               (d) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date and (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date.

               (e) If the initial aggregate amount of the Lenders' Term Commitments of either Class exceeds the aggregate principal amount of Term Loans of such Class that are made during the Tranche A Availability Period or the Tranche B Availability Period, as the case may be, then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing of either Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably.

               (f) Prior to any repayment of any Term Borrowings of either Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term Borrowings of either
                     --------
     Class shall be applied to repay any outstanding ABR Term Borrowings of such Class before any other Borrowings of such Class. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

               SECTION 2.09.  Prepayment of Loans.  (a)  The Borrower shall have
                              --------------------
     the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

               (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, immediately after such Net Proceeds are received, the Borrower shall prepay Term Borrowings and the Revolving Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans and the Revolving Commitments based on their then respective amounts) equal to (i) in the case of an event described in clause (c) of the definition of "Prepayment Event", 50% of such Net Proceeds and (ii) in the case of an event described in any other clause of the definition of "Prepayment Event", 100% of such Net Proceeds.

               (c) Following the end of the fiscal year of the Borrower ending December 31, 2001 and following the end of each subsequent fiscal year, the Borrower shall prepay Term Borrowings and the Revolving Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans and the Revolving Commitments based on their then respective amounts) equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 105 days after the end of such fiscal year).

               (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section; provided that each prepayment of
                                                --------
     Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of both Classes remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings and Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that any Tranche B
                                                --------
     Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the Net Proceeds or Excess Cash Flow that would have been applied to prepay Tranche B Term Loans but were so declined shall be applied to prepay Tranche A Term Loans and to reduce the Revolving Commitments on a pro rata basis based on their then respective amounts.

               (e) The amount of any optional or mandatory prepayments allocated to Tranche A Term Loans or Tranche B Term Loans shall be applied pro rata to reduce the principal amount of the then remaining amortization installments applicable to such Loans set forth in Section 2.08. The amount of any optional or mandatory commitment reductions allocated to the Revolving Loans shall be applied pro rata to reduce the principal amount of the then remaining reductions applicable to such Commitments set forth in
     Section 2.08. Any reduction of the Revolving Commitments shall be accompanied by prepayment of Revolving Loans to the extent the aggregate amount of such loans outstanding exceeds the total amount of the Revolving Commitments as so reduced.

               (f) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided
                                                                       --------
     that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

               SECTION 2.10.  Fees.  (a)  The Borrower agrees to pay to the
                              -----
     Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Commitment of such Lender for each day during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which any Commitments of such Lender shall expire or terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans of such Lender.

               (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

               (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

               SECTION 2.11.  Interest.  (a)  The Loans comprising each ABR
                              ---------
     Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

               (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

               (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

               (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i)
                                                           --------
     interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such

     Loan shall be payable on the effective date of such conversion.

               (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

               SECTION 2.12.  Alternate Rate of Interest.  If prior to the
                              ---------------------------
     commencement of any Interest Period for a Eurodollar Borrowing:

               (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

               (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

     then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (provided that the Administrative Agent shall use commercially reasonable efforts to determine whether or not the circumstances which have caused the notice, continue to exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

               SECTION 2.13.  Increased Costs.  (a)  If any Change in Law shall:
                              ----------------

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

               (ii) impose on any Lender or the London interbank market any other condition (other than a condition relating to a Tax) affecting this Agreement or Eurodollar Loans made by such Lender;

     and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

               (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

               (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

               (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender
     --------
     pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased
     -------- -------
     costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

               SECTION 2.14.  Break Funding Payments.  In the event of (a) the
                              -----------------------
     payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(g) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

               SECTION 2.15.  Taxes.  (a)  Any and all payments by or on account
                              ------
     of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be
                                       --------
     required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

               (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

               (c) The Borrower shall indemnify the Administrative Agent, each Lender, and the Issuing Bank within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender, or the Issuing Bank, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, the Issuing Bank or by the Administrative Agent on its own behalf or on behalf of a Lender, or the Issuing Bank, shall be conclusive absent manifest error.

               (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

               (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, including, without limitation, if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from the U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents.

               (f) If the Administrative Agent or a Lender receives a refund in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall within 30 days from the date of such receipt pay over to the Borrower (a) such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative agent or such Lender and (b) interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of the
     --------  -------
     Administrative Agent or such Lender shall repay the amount paid over to the Borrower (plus penalties, interest or other charges) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.

               SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of
                              --------------------------------------------------
     Setoffs.  (a)  The Borrower shall make each payment required to be made by
     --------
     it hereunder or under
     any other Loan Document (whether of principal, interest, fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.13, 2.14, 2.15 and
     9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

               (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

               (c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any Loan or Loans as a result of which the unpaid principal portion of its Tranche A Term Loans, Tranche B Term Loans or Revolving Loans shall be proportionately less than the unpaid principal portion of the Tranche A Term Loans, Tranche B Term Loans or Revolving Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Tranche A Term Loans, Tranche B Term Loans or Revolving Loans, as the case may be, of such other Lender, so that the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans and Revolving Loans and
     participations in Tranche A Term Loans, Tranche B Term Loans and Revolving Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Tranche A Term Loans, Tranche B Term Loans and Revolving Loans then outstanding as the principal amount of its Tranche A Term Loans, Tranche B Term Loans and Revolving Loans prior to such exercise of any right of setoff or counterclaim or other event was to the principal amount of all Tranche A Term Loans, Tranche B Term Loans and Revolving Loans outstanding prior to such exercise of any right of setoff or counterclaim or other event; provided that (i) if any such
                                     --------
     participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

               (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

               (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.04(c), 2.06(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

               SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.
                              -----------------------------------------------
     (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and
     (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

               (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
     Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior
                  --------
     written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and
     (iii) in the case of any such assignment resulting from a claim for compensation under

     Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

               Holdings and the Borrower represent and warrant to the Lenders that:

               SECTION 3.01.  Organization; Powers.  Each of Holdings, the
                              ---------------------
     Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and to own and operate Systems in the areas set forth on Schedule 3.14 and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

               SECTION 3.02.  Authorization; Enforceability.  The Transactions
                              ------------------------------
     to be entered into by each Loan Party are within such Loan Party's corporate or other organizational powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

               SECTION 3.03.  Governmental Approvals; No Conflicts.  The
                              -------------------------------------
     Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the

     Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents.

               SECTION 3.04.  Financial Condition; No Material Adverse Change.
                              ------------------------------------------------

               (a) Holdings and the Borrower have heretofore furnished to the Lenders pro forma consolidated balance sheets as of October 31, 1997, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheets (i) have been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) are based on the best information available to the Borrower after due inquiry,
     (iii) accurately reflect all adjustments necessary to give effect to the Transactions and (iv) present fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of such date as if the Transactions had occurred on such date.

               (b) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings, the Borrower or its Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

               (c) Since October 31, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

               SECTION 3.05.  Properties.  (a)  Each of the Borrower and its
                              -----------
     Subsidiaries has, or with respect to assets to be purchased from a Qualified Vendor will have upon execution of the Qualified Vendor Agreement and delivery of the assets contemplated thereby, good title to, or valid leasehold interests in, all real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

               (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

               (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions.

               (d) As of the Effective Date, neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

               SECTION 3.06.  Litigation and Environmental Matters.  (a)  There
                              -------------------------------------
     are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting Holdings, the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

               (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither none of Holdings, the Borrower or any Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

               (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

               SECTION 3.07.  Compliance with Laws and Agreements.  Each Loan
                              ------------------------------------
     Party is in compliance with (a) all laws, regulations and orders of any Governmental Authority applicable to it or its property and (b) the terms of the PCS Documents and all other indentures, agreements and instruments binding upon it or its property, except, in the case of agreements, indentures and instruments other than the PCS Documents, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

               SECTION 3.08.  Investment and Holding Company Status.  No Loan
                              --------------------------------------
     Party is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

               SECTION 3.09.  Taxes.  Each Loan Party has filed or caused to be
                              ------
     filed all Tax returns which, to the knowledge of the Borrower are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

               SECTION 3.10.  ERISA.  No ERISA Event has occurred or is
                              ------
     reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

               SECTION 3.11.  Disclosure.  The Borrower has disclosed to the
                              -----------
     Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that,
                                                               --------
     with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

               SECTION 3.12.  Subsidiaries; Parents.  (a)  Schedule 3.12 sets
                              ----------------------
     forth the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date. Each of the License Subsidiary and the Real Property Subsidiary is a Wholly Owned Subsidiary, and all the Capital Stock of each such Person is directly owned by the Borrower free and clear of any Lien (other than Liens created by the Security Documents).

               (b) As of the Effective Date, the Capital Stock of Holdings will be owned as set forth on Schedule 3.12. As of the date hereof, to the best of the Borrower's knowledge, AW is a Wholly Owned Subsidiary of AT&T Corp.

               (c) As of the date hereof, there is not, and as of the Effective Date, there will not be, any issued or outstanding Capital Stock or other interest of or in Holdings, the Borrower or any of its Subsidiaries other than as described in subsections 3.12(a) and (b). All outstanding Capital Stock of each Subsidiary of the Borrower is owned, directly or indirectly, by the Borrower or another Subsidiary, and all outstanding Capital Stock of the Borrower, is owned by Holdings, in each case free and clear of all Liens whatsoever (other than Liens created by the Security Documents).

               (d) All Licenses which are directly or indirectly held by the Borrower or any of its Subsidiaries are owned, beneficially and of record by the License Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or imposed by the Communications Act).

               (e) All Real Property Assets and Real Property-Related Equipment (other than Excluded Real Property Assets, Excluded Real Property-Related Equipment, Secured Real Property Assets and Secured Real Property-Related Equipment) which are directly or indirectly owned by the Borrower or any other Loan Party are owned, beneficially and of record by the Real Property Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or Permitted Encumbrances). At least 90% of the value of (A) the Real Property Assets and (B) the Real Property-Related Equipment of the Borrower and its Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) are owned, beneficially and of record, free and clear of all Liens (other than the Liens under the Security Documents) by the Real Property Subsidiary.

               SECTION 3.13.  Absence of Non-Permitted Obligations.  None of the
                              -------------------------------------
     Special Purpose Subsidiaries has any obligations or liabilities other than
     (a) under the Guarantee Agreement and the Security Agreement, (b) in the case of the Real Property Subsidiary, under any lease of real property or equipment which it has entered into in the ordinary course of business and for taxes incurred in the ordinary course of business which are incident to being the owner or lessee of real property and equipment, (c) under the Special Purpose Subsidiary Funding Agreements and (d) franchise and corporate taxes incurred in the ordinary course in order for it to continue to maintain its existence.

               SECTION 3.14.  Licenses. (i)  The Borrower and its Subsidiaries
                              ---------
     have the full use and benefit of all Licenses necessary to operate a System in the BTAs listed on Schedule 3.14 and each other area in which the Borrower or any Subsidiary conducts a broadband personal communications services business, (ii) such Licenses have been duly issued by the FCC, are held by the License Subsidiary and are in full force and effect and (iii) the Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

               SECTION 3.15.  No Burdensome Restrictions.  No Requirement of Law
                              ---------------------------
     or Contractual Obligation (other than, in the case of clause (b) below, any restriction under subsection 6.08(a)) applicable to Holdings, the Borrower or any Subsidiary could reasonably be expected to (a) have a Material Adverse Effect or (b) limit the ability of any Subsidiary to pay dividends or to make distributions or advances to the Borrower or any other Subsidiary.

               SECTION 3.16.  Use of Proceeds.  The Borrower will use the
                              ----------------
     proceeds of the Loans to fund capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs.

               SECTION 3.17.  Flood Insurance.  To the extent reasonably
                              ----------------
     available, the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, such flood insurance in such total amount as the Administrative Agent has from time to time reasonably required.

               SECTION 3.18.  Insurance.  Schedule 3.18 sets forth a description
                              ----------
     of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid.

               SECTION 3.19.  Labor Matters.  As of the Effective Date, there
                              --------------
     are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. With such exceptions as could not reasonably be expected to result in a Material Adverse Effect, (i) the hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and (ii) all payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

               SECTION 3.20.  Solvency.  Immediately after the consummation of
                              ---------
     the Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

               SECTION 3.21.  FCC Compliance.  (a)  The Borrower and each
                              ---------------
     Subsidiary are in compliance in all material respects with the Communications Act.

               (b) The Borrower has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which could reasonably be expected to have a Material Adverse Effect.

               (c) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect which could reasonably be expected to have a Material Adverse Effect or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Borrower or the License Subsidiary under any License held by the Borrower or the License Subsidiary in any respect which could reasonably be expected to have a Material Adverse Effect.

               (d) The Borrower and the License Subsidiary have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, and all such filings were when made true, correct and complete in all material respects.

               (e) The Borrower has no reason to believe that each License of the Borrower or any Subsidiary will not be renewed in the ordinary course.

               SECTION 3.22.  Security Documents.  (a)  The Pledge Agreement is
                              -------------------
     effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Administrative Agent, the Pledge Agreement shall create a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other person.

               (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02. Following an Event of Default, the Borrowers rights under the PCS Documents (other than the Stockholders Agreement) will be enforceable by the Lenders; provided, however, that the
                                                    --------  -------
     Administrative Agent shall not assign the Network Licensing Agreement to a third party without first obtaining AW's consent.

               (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the filing of the financing statements referred to in paragraph (b) above, the Security Agreement and such financing statements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof).

               (d) The Mortgages are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Borrower's right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on
     Schedule 3.22, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by
     Section 6.02.

               SECTION 3.23.  Copyrights, Trademarks, etc.  The Borrower and the
                              ----------------------------
     Subsidiaries own, or are licensed to use, all copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole. The use of such copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing by the Borrower and the Subsidiaries does not infringe on the rights of any Person.

               SECTION 3.24.  Federal Regulations.  No part of the proceeds of
                              --------------------
     any Loans will be used in any manner which would result in a violation of Regulation G, U or X of the Board as now and from time to time hereafter in effect or to buy or carry "margin stock" (as defined thereunder) or to refinance any Indebtedness incurred for such purpose.

               SECTION 3.25.  Assets and Business of Holdings.
                              --------------------------------

               (a) As of the date hereof Holdings has, and as of the Effective Date Holdings will have, no assets other than (i) the Capital Stock of the Borrower, (ii) contract rights under the Securities Purchase Agreement and (iii) (on the Effective Date) rights under the Stockholders Agreement.

               (b) Holdings is engaged in no business other than the holding of such assets and the incurrence of debt permitted under Section 6.01(a).


                                  ARTICLE IV

                                  Conditions
                                  ----------

               SECTION 4.01.  Effective Date.  The obligations of the Lenders to
                              ---------------
     make Loans hereunder shall not become
     effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

               (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

               (b) The Administrative Agent shall have received a favorable written opinion or opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Latham & Watkins and Kleinbard, Bell & Brecker LLP, counsel for the Borrower, which when taken together will be substantially in the form of Exhibit B-1 and
          (ii) Latham & Watkins, special counsel to the Borrower with respect to FCC matters, substantially in the form of Exhibit B-2 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

               (c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Borrower and each Subsidiary Loan Party dated the Effective Date and certifying
          (A) that attached thereto is a true and complete copy of the by-laws, operating agreement or partnership agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body), members or partners of the Borrower and each Subsidiary Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer or partner of the Borrower (or its general partner) and any Subsidiary Loan Party executing any Loan Document on behalf of such Loan Party;
          (ii) a
          certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and (iii) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

               (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

               (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

               (f)  Special Purpose Subsidiaries.  The Borrower shall have
                    -----------------------------
          transferred to a Real Property Subsidiary all Real Property Assets and Real Property-Related Equipment other than (A) Real Property Assets constituting rights under leases that as of the date hereof prohibit such transfer (without regard to any such prohibition which contains exceptions if the obligations under the applicable lease were to be assumed by the Borrower or its Subsidiaries or if the Borrower or its Subsidiaries were to take other actions which are reasonably within their power to take ("Restricted Real Property Assets")) and (B) equipment which constitutes a fixture to any Restricted Real Property Asset ("Restricted Real Property-Related Equipment") but in any event the Borrower shall have so transferred assets constituting at least 90% of the value of all Real Property Assets and Real Property-Related Equipment of the Borrower and its Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) as of the date hereof and provided evidence reasonably satisfactory to the Administrative Agent of the transfers described above and each of the Real Property Subsidiary and the License Subsidiary shall have entered into Special Purpose Subsidiary Funding Agreements with the Borrower.

               (g) The Pledge Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all the outstanding (i) intercompany Indebtedness owed to any Loan Party by the Borrower or any Subsidiary and (ii) equity interests that are owned by the Borrower or any Subsidiary Loan Party (in each case as of the Effective Date after giving effect to the Transactions) (A) shall have been duly and validly pledged thereunder to the Administrative Agent for the ratable benefit of the Secured Parties, and (B) certificates representing such equity interests (except that such certificates representing equity interests in a Foreign Subsidiary may be limited to 65% of the outstanding shares of such partnership interests or equity interests in such Foreign Subsidiary) and promissory notes evidencing such intercompany Indebtedness shall be in the actual possession of the Administrative Agent, accompanied by stock powers or other instruments of transfer, endorsed in blank, with respect to such certificates and such promissory notes.

               (h) The Security Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement shall have been delivered to the Administrative Agent.

               (i) The Administrative Agent shall have received a completed Perfection Certificate (giving effect to the Transactions) dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by
          Section 6.02 or have been released.

               (j) The Guarantee Agreement shall have been duly executed by the Subsidiary Loan Parties and the Administrative Agent, shall have been delivered to the

          Administrative Agent and shall be in full force and effect.

               (k) The Indemnity, Subrogation and Contribution Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect.

               (l) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect.

               (m) The Administrative Agent shall have received from the Borrower a photocopy, certified to be true and complete, of its Licenses for the BTAs listed in Schedule 3.14 and such Licenses shall be owned by the Borrower free and clear of all Liens other than liens imposed by the Communications Act.

               (n) The Administrative Agent shall have received from the Borrower conformed copies, certified and true and complete, of (i) the Securities Purchase Agreement, (ii) the Network License Agreement,
          (iii) the Stockholders Agreement, (iv) the Roaming Agreement, (v) the Resale Agreement (unexecuted) and (vi) the Special Purpose Subsidiary Funding Agreements. Each of the agreements referred to in the previous sentence (other than the Resale Agreement) shall have been duly executed and delivered on behalf of each party thereto, shall have been duly authorized thereby, and shall constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer as to the accuracy of the foregoing.

               (o) To the extent not expressly contemplated in the final form of Securities Purchase Agreement or the final form of Restated Certificate of Incorporation delivered to the Administrative Agent prior to October 8, 1997, the Administrative Agent shall be satisfied with (i) the corporate and capital structure of the Borrower and its subsidiaries, (ii) the contributions to the Borrower's equity and
          (iii) all legal, tax and accounting matters related to the formation, capitalization and operations of the Borrower.

               (p) The Borrower shall have entered into or, with respect to the Qualified Vendor Agreement, will enter into within 30 days of the Effective Date, (i) supply contracts with vendors for the build out of the Network and the acquisition of related equipment, and, to the extent material, such contracts shall be reasonably satisfactory to the Lenders and (ii) such other agreements with third parties as may be reasonably necessary to the conduct of its proposed operations in accordance with its business plan.

               (q) The Borrower shall have received all scheduled cash capital contributions set forth on Schedule I to the Securities Purchase Agreement, including contributions of $45,000,000 in cash on or prior to the Effective Date as set forth therein.

               (r) Each of Holdings, the Borrower, AW and the other parties thereto shall have executed and delivered to the Administrative Agent consents to assignment ("Consents to Assignment") to the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Securities Purchase Agreement, the Network License Agreement and such of the other PCS Documents as are requested by the Administrative Agent; provided, however, that, with respect to the
                                --------  -------
          Network License Agreement, such Consent to Assignment will not permit the Administrative Agent to assign the Network License Agreement to any person other than the Lenders without first obtaining AW's consent.

               (s) The terms and conditions of any Subordinated Debt, if any, and the provisions of the Subordinated Debt Documents, if any, shall be satisfactory to the Lenders and the Administrative Agent shall have received copies of any Subordinated Debt Documents, if any, certified by a Responsible Officer as complete and correct.

               (t) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained, and all applicable waiting periods and appeal periods shall have expired or, with respect to the consent of the FCC to the License Transfer (as defined in the Securities Purchase Agreement) a Final Order (as defined in the Securities Purchase Agreement) shall have been obtained, in each case without the imposition of any burdensome conditions and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions. To the extent contemplated by the terms of this Agreement and the Securities Purchase Agreement, the Transactions shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with the PCS Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the PCS Documents not approved by the Required Lenders. The Administrative Agent shall have received copies of the PCS Documents and all certificates, opinions and other documents delivered thereunder, certified by a Responsible Officer as complete and correct and the PCS Documents shall contain no material changes adverse to the interests of the Lenders compared to the final form of such documents delivered to the Administrative Agent prior to October 8, 1997.

               (u) The Lenders shall have received pro forma consolidated balance sheets of the Borrower and Holdings as of October 31, 1997, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, and such pro forma consolidated balance sheets shall be consistent in all material respects with the projections and other information previously provided to the Lenders. After giving effect to the Transactions, neither Holdings, the Borrower nor any of their Subsidiaries shall have outstanding any shares of preferred stock or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents, (ii) the Subordinated Debt and (iii) preferred stock issued to AW and the other equity investors listed on Schedules I and II to the Securities Purchase Agreement pursuant to the terms of the Securities Purchase Agreement.

               (v) The Administrative Agent shall have received from the Borrower (i) the financial statements referred to in Section 3.04 and
          (ii) a certificate dated the Effective Date and duly executed by a Responsible Officer of the Borrower certifying that attached thereto is the annual budget of the Borrower for the fiscal year ending December 31, 1998 as well as a 10-year business plan of the Borrower satisfactory to the Administrative Agent with quarterly projections for at least the two-year period following the Effective Date.

               (w) There shall have been no material adverse change in the business, assets, results of operations, properties, prospects or financial condition of the Borrower and the Subsidiaries, taken as a whole, or of Holdings since October 31, 1997.

               (x)  Holdings and the Borrower shall be in Pro Forma Compliance.

     The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on the date hereof (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

               SECTION 4.02.  Each Credit Event.  The obligation of each Lender
                              ------------------
     to make a Loan on the occasion of any Borrowing, is subject to the satisfaction of the following conditions:

               (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing except with respect to representations and warranties expressly made only as of the date hereof or the Effective Date which shall be true in all material respects as of such date.

               (b) At the time of and immediately after giving effect to such Borrowing no Default shall have occurred and be continuing and the Borrower shall be in Pro Forma Compliance.

               (c) At the time of and immediately after giving effect to such Borrowing, the Borrower shall be in Pro Forma Compliance with (i) if the Subordinated Debt has not been issued, the covenant set forth in subsection 6.12(a) and (ii) if the Subordinated Debt has been issued, the covenant set forth in subsection 6.12(b); provided, however, that,
                                                        --------  -------
          after Holdings and the Borrower deliver the financial statements required for the fiscal quarter ended September 30, 2000 pursuant to
          Section 5.01, this clause (c) shall be deemed to have been satisfied if at the time of and immediately after giving effect to such Borrowing, the Bororwer is in pro forma compliance with the covenants set forth in
          Section 6.12(g) and (i).

     Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

               Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full each of Holdings and the Borrower covenants and agrees with the Lenders that:

               SECTION 5.01.  Financial Statements and Other Information.  Each
                              -------------------------------------------
     of Holdings and the Borrower will furnish to the Administrative Agent and each Lender:

               (a) within 90 days after the end of each fiscal year its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG Peat Marwick, LLP, or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

               (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial

          Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.08 and 6.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

               (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

               (e) no more than 45 days after the commencement of each fiscal year, a detailed consolidated budget for such fiscal year, broken down by fiscal quarters (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for each such fiscal quarter) and, promptly when available, any significant revisions of such budget;

               (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

               (g) on an annual basis, a copy of the projections as to the performance of Holdings and the Borrower, presented in a manner consistent with the projections in the Information Memorandum for the period from the date of the most recent balance sheet included in the financial statements delivered pursuant to (a) above through the last day of the fiscal year in which the Tranche B Maturity Date occurs, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by the management of the Borrower to be reasonable as of the date of such certificate (which shall be subsequent to the date of the most recent balance sheet included in such financial statements).

               (h) within 30 days after the end of each calendar month, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers at the end of the calendar month preceding such calendar month and (B) the aggregate number of Subscribers at the end of such calendar month;

               (i) within 30 days after the end of each fiscal quarter, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers whose service terminated during such fiscal quarter, (B) the aggregate number of Subscribers added during such fiscal quarter and (C) certain revenue and system build information.

               (j) within five Business Days after the same are sent, a copy of any financial statement, report or notice which Holdings, the Borrower or any Subsidiary sends to any Person under or pursuant to or in connection with the Securities Purchase Agreement, the Network License Agreement, the Stockholders Agreement, the Roaming Agreement, the Resale Agreement, or any other PCS Document, in each case if such statement, report or notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect; and, within five Business Days after the same are received by Holdings, the Borrower or any Subsidiary, copies of all notices sent to any such Person under or pursuant to or in connection with any such agreement or instrument which notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect; and

               (k) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

               SECTION 5.02.  Notices of Material Events.  Upon a Responsible
                              ---------------------------
     Officer having knowledge of the following, the Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

               (a)  the occurrence of any Default;

               (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

               (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

               (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

     Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

               SECTION 5.03.  Information Regarding Collateral.  (a)  The
                              ---------------------------------
     Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

               (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

               SECTION 5.04.  Existence; Conduct of Business.  Holdings and the
                              -------------------------------
     Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any
                              --------
     merger, consolidation, liquidation or dissolution permitted under Section 6.04.

               SECTION 5.05.  Payment of Obligations.  Holdings and the Borrower
                              -----------------------
     will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

               SECTION 5.06.  Maintenance of Properties.  Holdings and the
                              --------------------------
     Borrower will, and will cause each of its Subsidiaries to, maintain (i) all property necessary to the conduct of its business in good working order and condition with such exceptions as would not have a Material Adverse Effect and (ii) its accounting, software and billing systems and controls at a level consistent with the standards of other reputable wireless services providers and reasonably required in connection with the Borrower's business.

               SECTION 5.07.  Insurance.  Holdings and the Borrower will, and
                              ----------
     will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business in the same or similar locations, and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

               SECTION 5.08.  Casualty and Condemnation.  (a)  Holdings and the
                              --------------------------
     Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

               (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by Holdings, the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent; provided that (i) if the aggregate Net Proceeds in respect of such
            --------
     event (other than proceeds of business income insurance) are less than $3,000,000, such Net Proceeds shall be paid over to the Borrower unless a Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Borrower unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document, subject to the provisions of the applicable Security Document regarding application of such Net Proceeds during a Default.

               (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is 270 days after the occurrence of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Term Borrowings as provided in Section 2.09(b).

               SECTION 5.09.  Books and Records; Inspection and Audit Rights.
                              -----------------------------------------------
     Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which entries which are accurate and complete in all material respects are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

               SECTION 5.10.  Compliance with Laws.  Holdings and the Borrower
                              ---------------------
     will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and to comply in all material respects with all of its material Contractual Obligations (including obligations under any License).

               SECTION 5.11.  Use of Proceeds.  The proceeds of the Loans,
                              ----------------
     together with the proceeds of the Initial Equity Contributions and the Subordinated Debt, if any, will be used only to fund capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.

               SECTION 5.12.  Additional Subsidiaries.  If any additional
                              ------------------------
     Subsidiary is formed or acquired after the

     Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Subsidiary is a Subsidiary Loan Party, the Borrower will cause such Subsidiary to become a party to the Pledge Agreement (if such Subsidiary owns capital stock or intercompany Indebtedness), the Security Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement as contemplated under each agreement, within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).

               SECTION 5.13.  Further Assurances. (a) Holdings and the Borrower
                              -------------------
     will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents (including opinions of local counsel in the jurisdictions in which assets of any Loan Party are located).

               (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), the Borrower will notify the Administrative Agent and the

     Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Borrower. In addition, if (i) any License is acquired by the Borrower or any Subsidiary (other than the License Subsidiary) the Borrower will promptly transfer or cause the transfer to the License Subsidiary of such License, (ii) any Real Property Assets (other than Restricted Real Property Assets, Secured Real Property Assets and Excluded Real Property Assets) or any Real Property-Related Equipment (other than Restricted Real Property-Related Equipment, Secured Real Property-Related Equipment and Excluded Real Property Equipment) is acquired by the Borrower or any Subsidiary (other than the Real Property Subsidiary) the Borrower will promptly transfer or cause the transfer of such assets to the Real Property Subsidiary and (iii) any fee interests in real property having at the time of acquisition thereof a purchase price or fair market value greater than $1,000,000 (a "Mortgaged Property") are acquired by the Borrower or any Subsidiary after the date hereof (including Mortgaged Properties of any Person that becomes a Subsidiary or is merged with or into or consolidated with the Borrower or any Subsidiary) the Borrower will promptly create or cause to be created a first priority perfected Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties on, and pay all recording taxes, title insurance costs, survey costs and other costs in connection with such Mortgage.

               SECTION 5.14.  Interest Rate Protection.  As promptly as
                              -------------------------
     practicable, and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter until the final maturity of all the Loans, will maintain in effect, one or more interest rate protection agreements with one or more Lenders on such terms as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the outstanding Indebtedness of the Borrower (other than indebtedness which bears interest at a fixed rate) at a maximum rate reasonably acceptable to the Administrative Agent.

               SECTION 5.15.  License Drop Down.  As promptly as practicable,
                              ------------------
     and in any event with 90 days after the Effective Date, the Borrower shall contribute to the License Subsidiary all Licenses owned by the Borrower (including the

     Licenses for the MTAs and BTAs listed in Schedule 3.14) and the License Subsidiary shall own such Licenses free and clear of all Liens (other than Liens imposed by the Communications Act).

               SECTION 5.16.  Business of Holdings; Immediate Contributions to
                              ------------------------------------------------
     the Borrower.  (a)  Holdings shall not engage in any business other than
     -------------
     holding the Capital Stock of the Borrower and issuing Indebtedness permitted by Section 6.01.

               (b) Holdings shall immediately contribute to the Borrower upon receipt (i) any capital contributions and (ii) proceeds from the issuance of any Indebtedness.

               SECTION 5.17.  Execution of Other Agreements.  Within 30 days of
                              ------------------------------
     the Effective Date, the Borrower (or a wholly owned Subsidiary) and the other parties thereto will enter into the Qualified Vendor Agreement and deliver copies thereof to the Administrative Agent.

                                  ARTICLE VI

                              Negative Covenants
                              ------------------

               Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full. Each of Holdings and the Borrower covenants and agrees with the Lenders that:

               SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)
                              ----------------------------------------
     Holdings and the Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

         (ii) the Subordinated Debt issued on terms reasonably satisfactory to the Lenders in an aggregate principal amount not to exceed $150,000,000; provided that the proceeds of the Subordinated Debt shall be used by the
     --------
     Borrower solely to fund the build-out of the Network;

        (iii) Indebtedness of the Borrower to any Subsidiary (other than any Special Purpose Subsidiary) and of any Subsidiary (other than any Special Purpose Subsidiary) to the Borrower or any other Subsidiary (other than any Special Purpose Subsidiary); provided that Indebtedness of any Subsidiary
                                  --------
     that is not a Loan Party to the

     Borrower or any Subsidiary Loan Party shall be subject to Section 6.05;

         (iv) Guarantees by the Borrower of Indebtedness of any Subsidiary (other than any License Subsidiary) and by any Subsidiary (other than any Special Purpose Subsidiary) of Indebtedness of the Borrower or any other Subsidiary (other than any Special Purpose Subsidiary); provided that
                                                             --------
     Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.05;

          (v) Indebtedness of the Borrower or any Subsidiary (other than a Special Purpose Subsidiary) incurred to finance the acquisition from a Qualified Vendor of cellular equipment and ancillary services required for the initial buildout of the Network pursuant to a purchase agreement between Triton PCS Equipment Company, L.L.C. and such Qualified Vendor to be entered into within 30 days of the Closing Date (the "Qualified Vendor Agreement"); provided that the aggregate principal amount of such
                  --------
     Indebtedness shall not exceed $65 million at any time outstanding;

         (vi) Capital Lease Obligations of the Borrower or any Subsidiary (other than any Special Purpose Subsidiary) with respect to the leasing by the Borrower of tower sites and equipment that is a fixture thereto; provided that such Capital Lease Obligations shall not exceed $25,000,000
     --------
     in aggregate principal amount at any time outstanding;

        (vii) Indebtedness (other than Indebtedness described in (v) or (vi) above) of the Borrower or any Subsidiary (other than any Special Purpose Subsidiary) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that such Indebtedness is incurred prior to or within 90
              --------
     days after such acquisition or the completion of such construction or improvement and shall not exceed $10,000,000 in aggregate principal amount at any time outstanding;

          (viii) Indebtedness incurred to refinance any senior secured Indebtedness; provided that (x) such refinancing Indebtedness (a) shall
                   --------
     not have a greater outstanding principal amount, an earlier maturity date or a decreased weighted average life than the Indebtedness refinanced (b) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt and (y) the proceeds of such Indebtedness shall be used solely to repay the senior secured Indebtedness refinanced thereby and fees and expenses in connection therewith;

            (ix) to the extent that the accrual of dividends with respect to the Series A Preferred Stock would be considered Indebtedness, the accrual of dividends with respect to such Series A Preferred Stock; provided that no
                                                              --------
     dividends may be paid in respect thereof under any circumstances prior to the date that is six months after the Tranche B Maturity Date; and

             (x) other unsecured Indebtedness of the Borrower and the Subsidiaries (other than any Special Purpose Subsidiary); provided that the
                                                               --------
     aggregate principal amount of such Indebtedness shall not exceed $3,000,000 at any time outstanding.

             (b) Holdings and the Borrower will not, and will not permit any Subsidiary to, issue any preferred stock (other than preferred stock of Holdings issued pursuant to the terms of the Securities Purchase Agreement) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of capital stock of Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock, except for the obligation of Holdings to repurchase unvested rights to Common Stock of Holdings in an amount not to exceed $2,000 in the aggregate. No preferred stock issued by Holdings, the Borrower or any Subsidiary shall be mandatorily redeemable or subject to mandatory purchase by the Borrower or any Subsidiary, and no dividends may be paid (it being understood that dividends may accrue) in respect thereof under any circumstances prior to the date that is six months after the Tranche B Maturity Date.

               SECTION 6.02.  Liens.  Holdings and the Borrower will not, and
                              ------
     will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

         (ii) Permitted Encumbrances;

        (iii) any Lien on any property or asset of the Borrower or any Subsidiary (other than the License Subsidiary or the Property Subsidiary) existing on the date hereof and set forth in Schedule 6.02; provided that
                                                                   --------
       (A) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof;

         (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that
                                                                  --------
       (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

          (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (vii) of Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

         (vi) Liens (not to exceed $3,000,000 in aggregate at any time outstanding) on goods (and the documents of title related thereto) the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or its Subsidiaries (other than the Special Purpose Subsidiaries), provided that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit; and

        (vii) Liens on assets acquired from a Qualified Vendor securing Indebtedness permitted by clause (v) of Section 6.01(a) incurred to finance the acquisition of such assets; provided, however, that (i) such
                                               --------  -------
       Qualified Vendor and the Collateral Agent, on behalf of the Secured Parties, enter into an intercreditor agreement or joint security agreement providing for the sharing of the security interest in such assets on terms satisfactory to the Administrative Agent and (ii) the Borrower or a wholly owned Subsidiary has title to such assets.

               SECTION 6.03.  Sale and Lease-Back Transactions.  The Borrower
                              ---------------------------------
     will not, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose as the property being sold or transferred.

               SECTION 6.04.  Fundamental Changes.  (a)  Holdings and the
                              --------------------
     Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary (other than the License Subsidiary or the Property Subsidiary) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary (other than the License Subsidiary or the Property Subsidiary) may merge into any Subsidiary (other than the License Subsidiary or the Property Subsidiary) in a transaction in which the surviving entity is a Wholly Owned Subsidiary and (iii) any Subsidiary (other than the License Subsidiary on the Property Subsidiary) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

               (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted or contemplated to be conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and Related Businesses.

               SECTION 6.05.  Investments, Loans, Advances, Guarantees and
                              --------------------------------------------
     Acquisitions.  The Borrower will not, and will not permit any of its
     -------------
     Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments;

          (b) investments existing on the date hereof, to the extent such investments would not be permitted under any other clause of this Section;

          (c) investments by the Borrower and its Subsidiaries (other than the License Subsidiary or the Property Subsidiary) in the capital stock of their Subsidiaries; provided that any such shares of capital stock held
                            --------
        by a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12) and no investments may be made in Subsidiaries that are not Loan Parties;

          (d) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that
                                                                   --------
        any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge Agreement and no loans or advances may be made to Subsidiaries that are not Loan Parties;

          (e) Guarantees constituting Indebtedness permitted by Section 6.01; provided that a Subsidiary shall not Guarantee the Subordinated Debt unless (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee of the Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of the Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations; and

          (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business.

               SECTION 6.06.  Asset Sales.  Holdings and the Borrower
                              ------------
     will not, and will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock, nor will the Borrower permit any of it Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except in the case of the Borrower and its Subsidiaries:

          (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions to the Borrower or a Subsidiary; provided that any such sales, transfers or dispositions involving a
        --------
        Subsidiary that is not a Loan Party shall be made in compliance with
        Section 6.09; and

          (c) sales, transfers and dispositions of assets (other than capital stock of a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $1,000,000 during any fiscal year of the Borrower;

     provided that all sales, transfers, leases and other dispositions permitted
     --------
     hereby shall be made for fair value and solely for cash consideration.

               SECTION 6.07.  Hedging Agreements.  Holdings and the Borrower
                              -------------------
     will not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and
     (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

               SECTION 6.08.  Restricted Payments; Certain Payments of
                              ----------------------------------------
     Indebtedness.  (a)  The Borrower will not, nor will it permit any
     -------------
     Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, provided that no distribution
                                                  --------
     referred to in this clause (ii) shall be permitted to be made by any Special Purpose Subsidiary if any Default or Event of Default shall have occurred and be continuing or would result therefrom, (iii) the Borrower may make Restricted Payments, not exceeding $1,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) if no Default has occurred and is continuing, the Borrower may make Restricted Payments to Holdings to fund, as and when due, payments of regularly scheduled interest and principal in respect of any Indebtedness incurred by Holdings that is permitted by Section 6.01(a), other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof.

               (b) Holdings and the Borrower will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

               (i) payment of Indebtedness created under the Loan Documents;

              (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted by
        Section 6.01 (a), other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

             (iii) refinancings of Indebtedness to the extent permitted by
        Section 6.01; and

              (iv) payment of secured Indebtedness permitted by Section 6.01(a) that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness.

               SECTION 6.09.  Transactions with Affiliates.  Holdings and the
                              -----------------------------
     Borrower will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and the Subsidiary Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08.

               SECTION 6.10.  Restrictive Agreements.  The Borrower will not,
                              -----------------------
     nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and
     --------
     conditions imposed by law or by any Loan Document or Subordinated Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

               SECTION 6.11.  Amendment of Material Documents.  Holdings and the
                              --------------------------------
     Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to material Indebtedness, (b) its certificate of incorporation, by-laws or other organizational documents, (c) the Special Purpose Subsidiary Funding Agreements or (d) the PCS Documents, in the case of clauses (a), (b) and
     (c) above, in a manner adverse to the
     interests of the Lender and, in the case of clause (d) above, in a manner that could be adverse in a material respect to the interests of the Lenders provided that, if requested by the Borrower, the Administrative Agent will
     --------
     review any contemplated amendment or waiver of such debt or other agreements and promptly advise the Borrower if such amendment or waiver could be adverse to the interests of the Lenders.

               SECTION 6.12.  Financial Covenants.  (a)  Senior Debt to Total
                              --------------------       --------------------
     Capital.  Holdings and the Borrower will not permit the ratio of Senior
     --------
     Debt to Total Capital in each case on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed .50 to 1; provided,
                                                                 --------
     however, that if (i) all Unfunded Commitments (as defined in the Securities
     -------
     Purchase Agreement) have been contributed in full in cash to the Borrower and (ii) Covered Pops meet or exceed 60% of the aggregate number of Pops within the Licensed Territory (as defined in the Network License Agreement) then the ratio of Senior Debt to Total Capital may exceed .5 to 1 but shall not exceed .55 to 1.

               (b)  Total Debt to Total Capital.  Holdings and the Borrower will
                    ----------------------------
     not permit the ratio of Total Debt to Total Capital in each case on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed .7 to 1.

               (c)  Covered Pops.  The Borrower will not permit Covered Pops as
                    -------------
     a percentage of the total number of Pops in the BTAs and MTAs listed on
     Schedule 3.14 on or after any date set forth below to be less than the percentage set forth opposite such date.

                                                     Minimum Covered
                                                     ---------------
            Date                                          Pops
            ----                                          ----
            June 30, 1999                                  40%
            June 30, 2000                                  60%
            June 30, 2001                                  75%
            June 30, 2002 and thereafter                   80%

               (d) Subscribers.  The Borrower will not permit the number of
                   ------------
     Subscribers on or after any date set forth below to be less than the number of Subscribers set forth opposite such date:

                                                       Minimum
                                                       -------
            Date                                     Subscribers
            ----                                     -----------
            December 31, 1999                           90,000
            June 30, 2000                              140,000
            December 31, 2000                          215,000
            June 30, 2001                              255,000
            December 31, 2001 and
            thereafter                                 320,000

               (e) Aggregate Service Revenue. The Borrower will not permit
                   -------------------------
     Aggregate Service Revenue for any period of four consecutive fiscal quarters ending on or after any date set forth below to be less than Aggregate Service Revenue set forth opposite such date.

                                                   Minimum Aggregate
                                                   -----------------
            Date                                    Service Revenue
            ----                                    ---------------
            December 31, 1999                       $ 15,000,000
            June 30, 2000                           $ 35,000,000
            December 31, 2000                       $ 72,000,000
            June 30, 2001                           $ 95,000,000
            December 31, 2001                       $120,000,000
            June 30, 2002                           $140,000,000
            December 31, 2002 and
            thereafter                              $165,000,000

               (f)  Total Debt to Annualized EBITDA.  Holdings and the Borrower
                    -------------------------------
     will not permit the ratio of (i) Total Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through
     (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

            Fiscal Quarter
              Ending On                                   Ratio
              ---------                                   -----
            December 31, 2001                              19.0 to 1
            March 31, 2002                                 17.0 to 1
            June 30, 2002                                  14.0 to 1
            September 30, 2002                             11.0 to 1
            December 31, 2002                               8.0 to 1
            June 30, 2003                                   6.0 to 1
            December 31, 2003 and
            thereafter                                      4.5 to 1

               (g)  Total Debt to Annualized Adjusted EBITDA.  Holdings and the
                    -----------------------------------------
     Borrower will not permit the ratio of (i) Total Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized Adjusted EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

            Fiscal Quarter
              Ending On                                         Ratio
              ---------                                         -----
            September 30, 2000                                23.0 to 1
            December 31, 2000                                 17.0 to 1
            March 31, 2001                                    14.0 to 1
            June 30, 2001                                     12.0 to 1
            September 30, 2001                                10.0 to 1
            December 31, 2001                                  8.0 to 1
            March 31, 2002 and thereafter                      6.0 to 1

               (h)  Senior Debt to Annualized EBITDA.  Holdings and the
                    --------------------------------
     Borrower will not permit the ratio of (i) Senior Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(A) above to exceed the ratio set forth opposite such date:

            Fiscal Quarter
            Ending On                                  Ratio
            --------------                             -----
            December 31, 2001                        15.0 to 1
            March 31, 2002                           13.0 to 1
            June 30, 2002                            11.0 to 1
            September 30, 2002                        9.0 to 1
            December 31, 2002                         6.0 to 1
            June 30, 2003                             4.5 to 1
            December 31, 2003 and
            thereafter                                3.0 to 1

               (i)  Senior Debt to Annualized Adjusted EBITDA.  Holdings and the
                    ------------------------------------------
     Borrower will not permit the ratio of (i) Senior Debt outstanding on any day from and including (A) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized

     Adjusted EBITDA for the period ending on the date referred to in clause
     (i)(A) above to exceed the ratio set forth opposite such date:

            Fiscal Quarter
            Ending On                                   Ratio
            --------------                           -----------

            September 30, 2000                       20.0 to 1
            December 31, 2000                        14.0 to 1
            March 31, 2001                           12.0 to 1
            June 30, 2001                            10.0 to 1
            September 30, 2001                        8.0 to 1
            December 31, 2001                         6.0 to 1
            March 31, 2002 and
            thereafter                                4.0 to 1

               (j)  Interest Coverage Ratio.  Holdings and the Borrower will not
                    ------------------------
     permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending on any date or during any "Test Period" set forth below to (ii) Cash Interest Expense for such period to be less than the ratio set forth opposite such date or Test Period:

            Date or Test Period                       Ratio
            -------------------                    -----------
            September 30, 2002                      1.25 to 1
            December 31, 2002 -
            March 31, 2004                          1.50 to 1
            June 30, 2004 and
            thereafter                              2.25 to 1

               (k)  Fixed Charges Ratio.  Holdings and the Borrower will not
                    -------------------
     permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below to Fixed Charges for such period to be less than the ratio set forth opposite such Test Period.

            Test Period                               Ratio
            -----------                             ----------
            September 30, 2002 -
            June 30, 2003                           1.05 to 1
            September 30, 2003 and
            thereafter                              1.10 to 1

               (l)  Capital Expenditures. The Borrower will not permit Capital
                    --------------------
     Expenditures of the Borrower and its Subsidiaries for any period set forth below to exceed the sum set forth opposite such period:

            Period                                        Amount
            ------                                        ------
     Date of formation through
     December 31, 1998                                  $275,000,000
     January 1, 1999 - December 31, 1999                $200,000,000
     January 1, 2000 - December 31, 2000                $ 75,000,000
     January 1, 2001 - December 31, 2001                $ 15,000,000
     January 1, 2002 - December 31, 2002                $ 15,000,000

     ; provided that any permitted amount which is not expended in any of the
       --------
     periods specified above may be carried over for expenditure in the immediately subsequent period.

          SECTION 6.13.  Liabilities of Special Purpose Subsidiaries.  The
                         --------------------------------------------
     Borrower will not:

          (a) permit the License Subsidiary to incur, assume or permit to exist any liabilities (other than under the Guarantee Agreement and the Security Agreement and the Communications Act and taxes and other liabilities incurred in the ordinary course in order to maintain its existence) or to engage in any business or activities other than the holding of Licenses; or

          (b) permit the Real Property Subsidiary to incur, assume or permit to exist any liabilities (other than under the Guarantee Agreement and the Security Agreement and other liabilities incurred in the ordinary course of business which are incident to being the lessee of real property or the purchaser, owner or lessee of equipment and taxes and other liabilities in the ordinary course in order to maintain its existence) or to engage in any business or activities other than the owning or leasing, as lessee, of Real Property Assets and the leasing, as lessor, or, as the case may be, subleasing, as sublessor, thereof to the Borrower, and the owning of Real Property-Related Equipment constituting fixtures thereto and the leasing thereof to the Borrower.

                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower and Holdings), 5.11 or 5.16(b) or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness
        --------
        that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or
        (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article,
        (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement or the Administrative Agent's failure to file necessary continuation financing statements or make required filings with the Patent and Trademark Office of the United States after delivery to the Administrative Agent by the Borrower of executed copies of such financing statements and filings.

          (n) any of the Security Documents shall cease to be or shall be asserted by any Loan Party not to be in full force and effect;

          (o) the Guarantee Agreement shall cease to be or shall be asserted by any Loan Party not to be in full force and effect or the Borrower;

          (p) a Change in Control shall occur;

          (q) the failure of the Borrower to make any payments required to be made to the FCC or any other Governmental Authority with respect to any License held by the Borrower or any Subsidiary or any Indebtedness or other payment obligations relating thereto as and when due which failure could reasonably be expected to lead to the loss, termination, revocation, non-renewal or material impairment of any License or otherwise result in a Material Adverse Effect;

          (r) any termination (prior to the expiration of its term), revocation or non-renewal by the FCC of one or more Licenses of the Borrower or its Subsidiaries;

          (s) the Borrower's right to use any "AT&T" trademark pursuant to the Network License Agreement shall terminate (it being understood that, on or after the date which is five years from the Effective Date, neither the non-renewal of the Network License Agreement by AW nor the termination of the Network License Agreement by AW as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder);

          (t) the loss by any Loan Party of any rights to the benefit of, or the occurrence of any default or the termination of any rights under, any application, marketing or other material agreements, which loss, occurrence or termination could reasonably be expected to affect in a material and adverse respect the Borrower's ability to satisfy its obligations to the Lenders hereunder or to result in a Material Adverse Effect (it being understood that, on or after the date which is five years from the Effective Date, neither the non-renewal of the Network License Agreement by AW nor the termination of the Network License Agreement by AW as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder); or

          (u) the failure of any party to the Securities Purchase Agreement or the Stockholders Agreement to comply with any funding or contribution obligation under such Agreement and such failure shall continue unremedied for a period of 30 days;

     then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor the Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
     communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Borrower or Holdings, to it c/o Triton Communications L.L.C., 101 Lindenwood Drive, Suite 125, Malvern, Pennsylvania 19355, Attention of David Clark and Patricia Gallagher (Telecopy No. 610-933-
       2683);

       with copies to

         Klienbard, Bell & Brecker LLP
         1900 Market Street, Suite 700
         Philadelphia, PA 19103
         Attn:  Howard Davis and Ralph Mauro
         Telecopy:  215-568-0140

       and

         Latham & Watkins
         885 Third Avenue
         New York, NY 10022
         Attn:  Roger Zaitzeff and Carlos Alvarez
         Telecopy:  212-751-4864

         (b) if to the Administrative Agent, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Rana Khan (Telecopy No. (212) 552-5700), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York 10017, Attention of Ann Kerns (Telecopy No. (212) 270-4584); and

         (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

     Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by the
                         --------------------
     Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the
                       --------
     Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
     (iv) change Section 2.16(b) or (c) in a
     manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Collateral Agreement (except as expressly provided in the Collateral Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or a substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.09, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided
                                                                    --------
     further that (A) no such agreement shall amend, modify or otherwise affect
     -------
     the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders and Tranche B Lenders), the Tranche A Lenders (but not the Revolving Lenders and Tranche B Lenders) or the Tranche B Lenders (but not the Revolving Lenders and Tranche A Lenders) may be effected by an agreement or agreements in writing entered into by the Borrower and requisite percentage in interest of the affected Class of Lenders.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower
                         -----------------------------------
     shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including due diligence expenses and the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee
                             ----------
     harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or
     (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any
                    --------
     Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss,
                    --------
     claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
     Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided
                                                                       --------
     that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent,
     (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the
                                       ----------------
     Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph
     (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The
                                                          --------
     entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The

     Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and
                  -----------
     obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                            --------
     obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such
                --------
     Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph
     (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such
                                                           --------
     pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
     and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and
     9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
     Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Document and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
     be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ----------------
     occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
     Process.  (a)  This Agreement shall be construed in accordance with and
     --------
     governed by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          Section 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

     ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
     of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the  Administrative Agent and
                         ----------------
     the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all
                                                  -----------
     information received from or the Borrower relating to or the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information
                                 --------
     received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                    TRITON PCS, INC.,

                                       by /s/ David D. Clark
                                         -------------------------
                                         Name:  David D. Clark
                                         Title: Senior Vice President


                                    TRITON PCS HOLDINGS, INC.,


                                       by /s/ David D. Clark
                                         -------------------------
                                         Name:  David D. Clark
                                         Title: Senior Vice President


                                    THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                                       by /s/ Ann B. Kerns
                                         -----------------------
                                         Name:  Ann B. Kerns
                                         Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                       by /s/ R. Blake Herrington
                                         ------------------------
                                         Name:  R. Blake Herrington
                                         Title: Vice President

                                    TORONTO DOMINION BANK (TEXAS),

                                       by /s/ Debbie A. Greene
                                         -----------------------
                                         Name:  Debbie A. Greene
                                         Title: Vice President



                                    BANKBOSTON, N.A.,

                                       by /s/ Cindy Chen
                                         -----------------------
                                         Name:  Cindy Chen
                                         Title: Director


                                    BANK OF HAWAII,

                                       by /s/ Elizabeth O. Maclean
                                         ------------------------
                                         Name:  Elizabeth O. Maclean
                                         Title: Vice President


                                    BANK OF TOKYO - MITSUBISHI, NEW YORK BRANCH,

                                       by /s/ Glenn B. Eckert
                                         -----------------------
                                         Name:  Glenn B. Eckert
                                         Title: Vice President


                                    BARCLAYS BANK PLC,

                                       by /s/ Andrew Wynn
                                         -----------------------
                                         Name:  Andrew Wynn
                                         Title: Managing Director

                                    BHF BANK AKTIENGESELLSCHAFT

                                       by /s/ Heidimarie Skor
                                         -----------------------
                                         Name:  Heidimarie Skor
                                         Title: Vice President


                                    FIRST UNION NATIONAL BANK,

                                       by /s/ Jim Redman
                                         -----------------------
                                         Name:  Jim Redman
                                         Title: Senior Vice President


                                    THE FUJI BANK, LIMITED
                                    New York Branch

                                       by /s/ Teiji Teramoto
                                         -----------------------
                                         Name:  Teiji Teramoto
                                         Title: Vice President &
                                                  Manager

                                    GENERAL ELECTRIC CAPITAL CORPORATION,

                                       by /s/ Molly S. Fergusson
                                         -----------------------
                                         Name:  Molly S. Fergusson
                                         Title: Manager, Operations


                                    ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                                    HOLDINGS, LDC

                                      by ING CAPITAL ADVISORS,INC., as
                                         Investment Advisor

                                        by /s/ Kathleen A. Lenarcic
                                          -------------------------
                                          Name:  Kathleen A. Lenarcic
                                          Title: Vice President &
                                                 Portfolio Manager

                                    LEHMAN COMMERCIAL PAPER, INC.,

                                       by /s/ Dennis J. Dee
                                         -----------------------
                                         Name:  Dennis J. Dee
                                         Title: Authorized Signatory


                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.

                                       by /s/ Lynn Callicott Baranski
                                         ---------------------------
                                         Name:  Lynn Callicott
                                                  Baranski
                                         Title: Authorized Signatory



                                    VAN CAMPEN AMERICAN CAPITAL PRIME RATE
                                    INCOME TRUST,

                                       by /s/ Jeffrey W. Maillet
                                         -----------------------
                                         Name:  Jeffrey W. Maillet
                                         Title: Senior Vice President
                                                  and Director

     LIST OF EXHIBITS


EXHIBIT A      Form of Assignment and Acceptance

EXHIBIT B-1    Form of Opinion of Borrower's Counsel

EXHIBIT B-2    Form of Opinion of FCC Counsel

EXHIBIT B-3    Form of Opinion of Local Counsel

EXHIBIT C      Form of Guarantee Agreement

EXHIBIT D      Form of Pledge Agreement

EXHIBIT E      Form of Security Agreement

EXHIBIT F      Form of Indemnity Subrogation and Contribution Agreement

                                                                       EXHIBIT A

                                   [Form of]

                           ASSIGNMENT AND ACCEPTANCE


     Reference is made to the Credit Agreement dated as of February , 1998 (the "Credit Agreement"), among Triton PCS, Inc., a Delaware corporation (the "Borrower"), Triton PCS Holdings, Inc., a Delaware corporation ("Holdings"), the lenders listed on Schedule 2.01 thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and collateral agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.04(d) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Assignment Date and (ii) the Loans owing to the Assignor which are outstanding on the Assignment Date. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, the forms specified in Section 2.15(e) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire duly completed by the Assignee and (iii) a processing and recordation fee of $3,500.

     3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:


Effective Date of Assignment ("Assignment Date")
(may not be fewer than 5 Business
Days after the Date of Assignment):

                                                        Percentage Assigned of
                                                    Applicable Facility/Commitment
                                                  (set forth, to at least 8 decimals,
                                                  as a percentage of the Facility and
                                                       the aggregate Commitments
Facility/Commitment    Principal Amount Assigned       of all Lenders thereunder)
-------------------    -------------------------       --------------------------
Revolving Credit       $                               %

Tranche A              $                               %

Tranche B              $                               %

                              The terms set forth above are hereby agreed to:

                              _____________________________, as Assignor,


                              By_______________________________________
                                Name:
                                Title:

                              _____________________________, as Assignee,


                              By_______________________________________
                                Name:
                                Title:


The undersigned hereby consent
to the above assignment /*/

TRITON PCS, INC.,                    THE CHASE MANHATTAN BANK, as Administrative
                                     Agent,
By________________________________
  Name:
  Title:                             By_______________________________________
                                       Name:
                                       Title:

_____________________

     /*/ To be completed to the extent consents are required under Section 9.04(b) of the Credit Agreement.

                                                                     EXHIBIT B-1


                                [Letterhead of]

                            Latham & Watkins and/or
                           Kleinbard Bell & Brecker


                                                               February   , 1998


The Chase Manhattan Bank,
as Administrative Agent and Collateral Agent
270 Park Avenue
New York, NY  10017

Chase Securities Inc.,
J.P. Morgan Securities Inc.
Toronto Dominion Securities USA
as Arrangers
c/o Chase Securities Inc.
270 Park Avenue
New York, NY  10017

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

          We have acted as counsel to Triton PCS, Inc., a Delaware corporation (the "Borrower"), Triton PCS Holdings, Inc., a Delaware corporation ("Holdings") and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as of February , 1998 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section 4.02(b) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the "Documents"):

               (a)  the Credit Agreement;

               (b)  the Guarantee Agreement;

               (c)  the Security Agreement;

               (d)  the Pledge Agreement;

               (e)  the Indemnity, Subrogation and Contribution Agreement;

               (f)  the Mortgages;

               (g) UCC-1 financing statements, copies of which are attached hereto as Exhibit A (the "Financing Statements"); and

               (h)  the Assignment of Rights.

          In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.

          References in this opinion to the "[      ] UCC" shall mean the
Uniform Commercial Code as in effect on the date hereof in the State of [     ].
[References in this opinion to the "[       ] UCC", the "[      ] UCC", the
"[      ] UCC", the "[      ] UCC" and the "[      ] UCC", shall mean the
Uniform Commercial Code as in effect on the date hereof in the States of
[      ], [      ], [      ], [      ] and [      ], respectively, and solely as
set forth in the CCH Secured Transactions Guide and without regard to the case law decided thereunder.

          Based upon the foregoing, it is our opinion that:

          1. The Borrower and each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business and is in good standing in each jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Borrower, to borrow under the Credit Agreement.

          2. The execution, delivery and performance of each of the Loan Documents by the Borrower and each Loan Party thereto, the borrowings thereunder and the creation of the security interests contemplated thereby (a) have been duly authorized by all requisite corporate and, if necessary, stockholder action of the Borrower and each Loan Party and (b) will not (i) violate (A) any provision of the certificate of incorporation or by-laws of the Borrower or any Loan Party, (B) any law, statute, rule or regulation or any order of any Governmental Authority applicable to the Borrower or any Loan Party or their properties or (C) any provision of any indenture or other material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Loan Party (other than any Lien created under the Loan Documents).

          3. Each Loan Document has been duly executed and delivered by the Borrower and each Loan Party thereto and constitutes the legal, valid and binding obligation of the Borrower and each such Loan Party, in each case enforceable against the Borrower and each such Subsidiary in accordance with its terms.

          4. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance of the Loan Documents by the Loan Parties party thereto or the consummation of the transactions contemplated thereby, other than (i) the filing of any UCC-1 financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) the recordation of the Mortgages and
(iii) such authorizations and approvals as have already been obtained and are in full force and effect.

          5. There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to our knowledge, threatened against or affecting the Borrower or any Loan Party or any business, property or rights of any such person (i) that involve any Loan Documents or the transactions contemplated thereby or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

          6. All shares of capital stock of each Loan Party have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Loan Documents). No authorized but unissued or treasury shares of capital stock of any Loan Party are subject to any option, warrant, right to call or commitment of any kind.

Neither the Borrower nor any Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any securities convertible into or for shares of its capital stock. Neither the Borrower nor any Loan Party is a party to any agreement restricting the transfer or voting of any shares of any capital stock of any Subsidiary.

          7. Neither the Borrower nor any Loan Party is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

          8. Neither the Borrower nor any Loan Party is a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

          9. The making of the Loans to the Borrower and the application of the proceeds thereof by the Borrower pursuant to the terms of the Credit Agreement will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          10. The Pledge Agreement, together with possession by the Collateral Agent of the stock certificates or notes evidencing the Pledged Securities (as defined in the Pledge Agreement), creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected security interest in, lien on or pledge of the Collateral (as defined in the Pledge Agreement), subject to no equal or prior security interest of any creditor.

          11. The Security Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected security interest in, lien on or pledge of those items and types of Collateral (as defined in the Security Agreement).

          12. Upon the filing of the Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, the Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in the Intellectual Property (as defined in the Security Agreement).

          13.  The Financing Statements (a) are in proper form for filing under
the applicable laws of the State of [      ], (b) adequately identify the
Collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with
the Office of the Secretary of State of the State of  [        ] and with the
Recorder of            [and               ] County [Counties]. Upon the filing
of the [    ] Financing Statements, the Collateral Agent for the benefit of the
Secured Parties will have a valid and duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a
security interest may be perfected under the [   ] UCC (the "Filing
Collateral"). The filing of the Financing Statements [with the recorders and] in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Security Agreement with respect to
the Collateral, except (i) that continuation statements under the [    ] UCC are
are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing financing statements, but must be perfected by taking physical possession thereof.

          14.  Subject to appropriate continuation or perfection under the [
] UCC as set forth in the preceding paragraph, the priority of the security interest in, lien on or pledge of the Collateral created by the Pledge Agreement and the Security Agreement with respect to any extension of credit (each, a "Further Advance") made or deemed to have been made by the Creditors after the date (the "Perfection Date") on which the security interest in, lien on or pledge of the Collateral shall have been perfected will be the same as the priority of the security interest, lien on or pledge of the Collateral with respect to all extensions of credit made or deemed to have been made by the Creditors on or before the Perfection Date, and such priority will not be affected by the rights in and to the Collateral of any third party whose interest in the Collateral attached thereto after the Perfection Date but prior to the date of such Further Advance.

          15.  [The [      ] Financing Statements (a) are in proper form for
filing under the [      ] UCC, (b) adequately identify the Collateral described
therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of
the State of [      ] and with the Recorder of            [and    ] County
[Counties].  Upon the filing of the [      ] Financing Statements, the
Collateral Agent for the benefit of the Secured Parties will have a valid and duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a security interest may be perfected
under the [      ] UCC./**/]

          16.  None of the Collateral Agent or the other Creditors is required
(a) to be qualified to do business, file any designation for service of process or file any reports or pay any taxes in the Commonwealth of Pennsylvania, or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the Commonwealth of Pennsylvania, in each case by reason of the execution and delivery or filing or recording, as applicable, of any of the Documents, or by reason of the participation in any of the transactions under or contemplated by the Documents, including, without limitation, the extension of any credit contemplated thereby, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that such qualification and filing were required, the validity of the Documents would not be affected thereby, but (a) if the Collateral Agent were not qualified it would be precluded from enforcing its rights as collateral agent on behalf of the Creditors in the courts of the Commonwealth of Pennsylvania until such time as it is admitted to transact business in the Commonwealth of Pennsylvania or (b) assuming the Creditors would institute remedies without the Collateral Agent, they would be precluded from enforcing their rights in the courts of the Commonwealth of Pennsylvania until such time as they were admitted to transact business in the Commonwealth of Pennsylvania. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.

          We are admitted to practice in the State of New York and the Commonwealth of Pennsylvania. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the State of New York and the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware, the Federal Laws of the United States and [, to the extent
specifically referred to herein, the [      ] UCC].

          This opinion may be relied upon by each of you, by any successors and assigns of the Administrative Agent or the Collateral Agent, and any participant, assignee or successor to the interests of the Lenders under the Loan Documents.


                                         Very truly yours,


______________________

     /**/ Repeat for each state, if any, as to which counsel opines on the basis of a review of the CCH Secured Transactions Guide.

                                                                      Schedule A


                                 SUBSIDIARIES


                    [List all subsidiaries of the Borrower]

                                                                     EXHIBIT B-2


                                [Letterhead of]

                                  FCC Counsel


                                                               February   , 1998


The Chase Manhattan Bank,
as Administrative Agent and Collateral Agent
270 Park Avenue
New York, NY 10017

Chase Securities Inc.,
J.P. Morgan Securities Inc
Toronto Dominion Securities USA
as Arrangers
c/p Chase Securities Inc.
270 Park Avenue
New York, NY 10017

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

          We have acted as special FCC counsel to Triton PCS, Inc., a Delaware corporation (the "Borrower"), Triton PCS Holdings, Inc., a Delaware corporation ("Holdings"), and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as of February , 1998 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section 4.02(b) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          In connection with this opinion, we have examined, and relied upon, the FCC licensing records and copies of documents filed by the Borrower and the License Subsidiary with the FCC and have compared these records to the licenses listed in Schedule I (the "Licenses"). We also have obtained, and relied upon as to matters of fact, without independent investigation, such certifications from officers of the Borrower (the "Officers' Certificates") as we have deemed necessary for purposes of this opinion. We have also examined FCC orders and other records of the FCC's Wireless Telecommunications Bureau (the "FCC Files") and have made telephone inquiries to FCC staff in the FCC's Wireless Telecommunications Bureau with respect to the opinions stated in paragraphs
(iii), (iv), and (vi) herein. We have also examined the Credit Agreement and the form of Notes which may be delivered pursuant to the Credit Agreement after the date hereof, the Guarantee Agreement, the Pledge Agreement, the Securities Agreement and such other documents and records and made such other investigations as we have deemed relevant and necessary in connection with this opinion.

          As to matters of fact, we have relied upon and assumed the accuracy and completeness of the FCC files, the documents filed by the Borrower and the License Subsidiary with the FCC, and the Officers' Certificate(s). In rendering this opinion, we have not independently investigated, established or verified the factual basis of any opinion set forth herein, and, unless otherwise indicated herein, have relied for such matters solely upon the FCC Files, the documents filed by the Borrower and the License Subsidiary with the FCC and the Officers' Certificate(s).

          We have assumed: (i) the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us as certified, conformed or photostatic copies for our examination; (ii) that the signatures on all documents examined by us are genuine; (iii) that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so; and (iv) that all public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities are true, correct and complete.

          As to all matters covered by the opinion letter delivered to you on the date hereof by Latham & Watkins, counsel to the Borrower, we have relied upon such opinion letter and assumed the accuracy of the legal opinions expressed therein.

          Based upon our examination of the foregoing documents, records and disclosures and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

               (i) The execution, delivery and performance of the Credit Agreement, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Pledge Agreement, the Security Agreement or any other Loan Document and any Notes, the borrowings under the Credit Agreement and the use of the proceeds thereof, the granting of security interests under the Security Documents and the guaranteeing of the Obligations under the Guarantee Agreement will not result in a violation of the Communications Act or any order, rule or regulation of the FCC.

               (ii) No consent, approval, authorization, order, registration, filing or qualification of or with, or any other act by, any court or governmental agency or body is required under the Communications Act or the rules, regulations and published policies of the FCC for the valid execution, delivery and consummation of and performance under the Loan Documents or the consummation by the Loan Parties of the transactions contemplated thereby.

               (iii) The License Subsidiary holds and has the full use and benefit of and the right to use all of the Licenses held by it. Such Licenses are in full force and effect and we are not aware of any other licenses or other approvals or authorizations required by the Borrower or any Restricted Subsidiary to conduct its business as now operated or as contemplated to be operated by it.

               (iv) To the best of our knowledge, there is no material respect in which the operation of the Borrower and the Subsidiaries' businesses is not in accordance with the Licenses, the Communications Act and all orders, rules, regulations and published policies of the FCC.

               (v) To the best of our knowledge, there are no material proceedings threatened, pending or contemplated before the FCC against or involving the properties, businesses or Licenses of the Borrower or any Subsidiary.

               (vi) To the best of our knowledge, no event has occurred as of the date hereof that permits, or with notice or lapse of time or both would permit, the suspension, revocation or termination of such License or that might result in any other material impairment of the rights of the Borrower or the Subsidiaries therein.

          This opinion letter is rendered to you in connection with the above-described transactions. It may not be relied upon by you for any other purpose, or relied upon by any other Person without our prior written consent.



                                        Very truly yours,

                                                                      Schedule I


                  PCS Licenses Held by the License Subsidiary


     Location                 Call Sign                     Market No.
     --------                 ---------                     ----------

                                                                     EXHIBIT B-3


                                [Letterhead of]

                                 Local Counsel


                                                               February   , 1998


The Chase Manhattan Bank,
as Administrative Agent and Collateral Agent
270 Park Avenue
New York, NY 10017

Chase Securities Inc.,
J.P. Morgan Securities Inc
Toronto Dominion Securities USA
as Arrangers
c/o Chase Securities Inc.
270 Park Avenue
New York, NY 10017

The Lenders party to the Credit
Agreement referred to below (all of
the Addressees, collectively, the
"Creditors")

Ladies and Gentlemen:

          We have acted as special counsel in the State of [      ] (the
"State") to Triton PCS, Inc., a Delaware corporation (the "Borrower"), Triton PCS Holdings, Inc., a Delaware corporation ("Holdings"), and each of the subsidiaries of the Borrower listed on the attached Schedule A (the "Subsidiaries"), in connection with the execution and delivery today of, and the consummation of the transactions contemplated by, the Credit Agreement dated as
of February   , 1998 (the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent"). This opinion is delivered pursuant to Section 4.02(b) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (collectively, the "Documents"):

               (a)  the Credit Agreement;

               (b)  the Guarantee Agreement;

               (c)  the Security Agreement;

               (d)  the Pledge Agreement;

               (e)  the Indemnity, Subrogation and Contribution Agreement;

               (f)  the Mortgages;

               (g) UCC-1 financing statements, copies of which are attached hereto as Exhibit A (the "Financing Statements"); and

               (h)  the Assignment of Rights.

          In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, agreements, instruments and other documents, and have made such other investigations, as we have deemed necessary for the purpose of this opinion.

          References in this opinion to the "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State.

          In rendering this opinion to you, we have assumed that:

               (a) there has occurred due execution and delivery of the Documents; and

               (b) except as otherwise set forth in the applicable Security Documents, the Borrower and each Guarantor, as applicable, owns the Mortgaged Property (as defined in [the] [each] Mortgage) and the Collateral (as defined in the Security Agreement and the Pledge Agreement).

          Subject to the foregoing assumptions, we are of the opinion that:

          1.   None of the Collateral Agent or the other Creditors is required
(a) to be qualified to do business, file any designation for service of process or file any reports or pay any taxes in the State, or (b) to comply with any statutory or regulatory requirement applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the State, in each case by reason of the execution and delivery or filing or recording, as applicable, of any of the Documents, or by reason of the participation in any of the transactions under or contemplated by the Documents, including, without limitation, the extension of any credit contemplated thereby, the making and receipt of payments pursuant thereto and the exercise of any remedy thereunder. If it were determined that such qualification and filing were required, the validity of the Documents would not be affected thereby, but (a) if the Collateral Agent were not qualified it would be precluded from enforcing its rights as collateral agent on behalf of the Creditors in the courts of the State until such time as it is admitted to transact business in the State or (b) assuming the Creditors would institute remedies without the Collateral Agent, they would be precluded from enforcing their rights in the courts of the State until such time as they were admitted to transact business in the State. However, the lack of qualification would not result in any waiver of rights or remedies pending such qualification.

          2. The execution, delivery, filing or recording, as applicable, and performance by the Borrower and each Guarantor of each of the Documents to which each of them is a party (i) will not violate any existing law, governmental rule or regulation of the State and (ii) do not require any license, permit, authorization, consent or other approval of, any exemption by, or any registration, recording or filing with any court, administrative agency or other Governmental Authority of the State.

          3. Assuming that the Security Agreement and the Pledge Agreement were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, each of the Security Agreement and the Pledge Agreement is in proper form under the applicable laws of the State to (i) be enforceable against the grantors or pledgors named therein in accordance with its terms and (ii) create and constitute a valid security interest in, lien on or pledge of the Collateral.

          4.   The Mortgage[s] [is] [are] in proper form under applicable laws
of the State (a)(i) to be accepted for recording by the Recorder of [and       ]
County [Counties] and (ii) to be enforceable against the Borrower and each Guarantor, as applicable, in accordance with [its] [their] terms, and (b)(i) to create and constitute valid, legal, binding and enforceable mortgage lien[s] on the real property described therein (the "Real Property"), (ii) to create and constitute valid, legal, binding and enforceable perfected security interests in such of the Mortgaged Property (the "UCC Property") as is subject to the provisions of Article 9 of the UCC, and (iii) to create and constitute valid, legal, binding and enforceable perfected common law liens on or pledges of such of the Mortgaged Property as is not UCC Property or Real Property (such property, together with the UCC Property, the "Personal Property").

          5. The Financing Statements relating to the Mortgage[s] (a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the

Secretary of State of the State and with the Recorder of            [and   ]
County [Counties]. The Financing Statements relating to the Security Agreement
(a) are in proper form under the applicable laws of the State for filing, (b) adequately identify the collateral described therein to provide sufficient notice to third parties of the security interest referenced therein and (c) are required to be filed with the Office of the Secretary of State of the State and
with the Recorder of            [and    ] County [Counties].  Upon the filing
of the Financing Statements, the Collateral Agent for the benefit of the Creditors will have a valid and duly perfected security interest in and lien on the Personal Property and Collateral (including after-acquired property) described in the Mortgage[s] and the Security Agreement, respectively.

          6. The recording of the Mortgage[s] and the filing of the Financing Statements with the recorders and in the offices described above are the only actions, recordings or filings necessary to publish notice and protect the validity of and to establish of record the rights of the parties under the Mortgage[s] and Security Agreement, except (i) that continuation statements under the UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing Financing Statements or recording a Mortgage, but must be perfected by taking physical possession thereof.

          7. Subject to appropriate continuation or perfection under the UCC as set forth the preceding paragraph, the priority of the security interest in, lien on or pledge of the Collateral created by the Security Agreement and the Pledge Agreement with respect to any extension of credit (each, a "Further Advance") made or deemed to have been made by the Creditors after the date (the "Perfection Date") on which the security interest in, lien on or pledge of the Collateral shall have been perfected will be the same as the priority of the security interest, lien on or pledge of the Collateral with respect to all extensions of credit made or deemed to have been made by the Creditors on or before the Perfection Date, and such priority will not be affected by the rights in and to the Collateral of any third party whose interest in the Collateral attached thereto after the Perfection Date but prior to the date of such Further Advance.

          8. The Collateral Agent has the power without naming all the Creditors in any applicable legal proceeding to exercise remedies under the Security Documents for the realization of any of the Mortgaged Property or the Collateral in its own name, as collateral agent.

          9. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, mortgage or recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution or delivery or recording or filing of the Mortgage[s] or any of the other Documents or the creation of the indebtedness evidenced or secured by any of the Documents, as applicable, except for nominal filing or recording fees.

          [In the event that an intangible tax would be required to be paid in connection with any of the transactions described in the preceding paragraph, please describe with specificity in the context of this transaction, and the collateral to be secured in your State, (a) the nature of the tax, (b) how and when it is paid, (c) how it is calculated, (d) what forms or other documentation would be required, and (e) any other information that would be necessary or useful in order for the Borrower or any Guarantor to comply with the payment of such tax. In the event that an intangible tax would not be required to be paid, please specify that the intangible tax is inapplicable and the basis for such conclusion.]

          10. The transfer of all or any portion of the Mortgaged Property in connection with the exercise of any remedy under the Mortgage[s], including, without limitation, by way of judicial foreclosure, will not restrict, affect or impair the liability of the Borrower and the other Loan Parties with respect to the indebtedness secured thereby or the mortgagee's rights or remedies relating thereto, including the foreclosure or enforcement of any other security interest or liens securing such indebtedness, and the laws of the State do not require a lienholder to elect to pursue its remedies either against mortgaged real property or personal property where such lienholder holds security interests and liens on both real and personal property of a debtor.

          11. A State court or a federal court applying the choice of laws principles prevailing under the laws of the State to which the question is presented will give effect to the provisions in the Documents selecting the laws of the State of New York as the governing law thereof (except as therein provided) and will apply such laws, rather than the laws of the State, to the construction and application thereof.

          12. Assuming that the Documents were governed by the law of the State for the purpose of rendering the opinion set forth in this paragraph, (a) none of the provisions of the Documents will violate any law, statute or regulation of the State relating to usury and (b) the use of counterpart copies of any of the Documents does not affect the enforceability of any of the Documents.

          We are admitted to practice in the State. We express no opinion as to matters under or involving the laws of any jurisdiction other than laws of the United States and the State and its political subdivisions.

          This opinion may be relied upon by each of you, by any successors and assigns of the Administrative Agent or the Collateral Agent, and any participant, assignee or successor to the interests of the Lenders under the Loan Documents.


                                        Very truly yours,

                                                                      SCHEDULE A



                                 SUBSIDIARIES


                    [List all subsidiaries of the Borrower]

                    GUARANTEE AGREEMENT dated as of February 4, 1998, among
               TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"), each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary" and, together with Holdings, the "Guarantors") of TRITON PCS, INC., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, a Delaware corporation, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


     Reference is made to the Credit Agreement dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiaries is a direct or indirect wholly owned Subsidiary of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. Holdings owns all the capital stock of the Borrower and acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parities to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (c) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Interest Rate Protection Agreement entered into with a counterparty that was a Lender at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (c) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to the Borrower or Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of senior unsecured indebtedness or Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

     SECTION 3. Security. Each of the Guarantors authorizes the Collateral Agent and each of the other Secured Parties, to (a) take and hold security for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors of other obligors.

     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other guarantor or exercise any other right or remedy available to them against the Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations during the existence of an Event of Default. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

     SECTION 9. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

     SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Collateral Agent, and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.06 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

     SECTION 12. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

     SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

     SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into this Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery after the date hereof by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

     SECTION 22. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    TRITON PCS HOLDINGS, INC.,

                                    By_______________________________________
                                      Name:
                                      Title:


                                    TRITON MANAGEMENT COMPANY, INC.,

                                    By_______________________________________
                                      Name:
                                      Title:


                                    EACH OF THE OTHER SUBSIDIARIES LISTED ON
                                    SCHEDULE I HERETO,

                                      By: TRITON MANAGEMENT COMPANY, INC.,
                                          its manager,


                                          ___________________________________
                                          Name:
                                          Title:


                                    THE CHASE MANHATTAN BANK, as Collateral
                                    Agent,

                                    By_______________________________________
                                      Name:
                                      Title:

                                                               Schedule I to the
                                                             Guarantee Agreement


       Subsidiary Guarantor                          Address
       --------------------                          -------
1. Triton Management Company, Inc.           101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

2. Triton PCS Holdings Company L.L.C.        101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

3. Triton PCS Operating Company L.L.C.       101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

4. Triton PCS License Company L.L.C.         101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

5. Triton PCS Property Company L.L.C.        101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

6. Triton PCS Equipment Company L.L.C.       101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

                                                                  Annex 1 to the
                                                             Guarantee Agreement

                    SUPPLEMENT NO. [ ] dated as of        , to the Guarantee
               Agreement dated as of February   , 1998, among TRITON PCS
               HOLDINGS, INC., a Delaware corporation ("Holdings"), each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary" and, together with Holdings, the "Guarantors") of TRITON PCS, INC., a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, a Delaware corporation, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     A.   Reference is made to the Credit Agreement dated as of February   ,
1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

     C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 20 of the Guarantee Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

     SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.


     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                              [NAME OF NEW GUARANTOR],


                              By_______________________________________
                                Name:
                                Title:
                                Address:



                              THE CHASE MANHATTAN BANK, as Collateral Agent,


                              By_______________________________________
                                Name:
                                Title:

                 PLEDGE AGREEMENT dated as of February 4, 1998, among TRITON PCS, INC., a Delaware corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I hereto (each such Subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors") TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"); the Borrower, the Subsidiary Pledgors and Holdings are referred to collectively herein as the "Pledgors") and THE CHASE MANHATTAN BANK, a Delaware corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


     Reference is made to (a) the Credit Agreement dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders and Collateral Agent, and (b) the Guarantee Agreement dated as of February 4, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") among the Pledgors and the Collateral Agent.

     The Lenders have agreed to make Loans to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Subsidiary Pledgor and of Holdings under or pursuant to the Guarantee Agreement or the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Borrower or any other Loan Party under each Hedging Agreement entered into with any counterparty that was a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in the preceding clauses (a) through (d) being referred to collectively as the "Obligations"). Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

     Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Pledgor's right, title and interest in, to and under (a) the shares of capital stock, membership interests or other equity interests owned by it all of which are listed on Schedule II hereto and any shares of capital stock, membership interests or other equity interests obtained in the future by the Pledgor and the certificates representing all such shares, membership interests or other equity interests (the "Pledged Interests"); provided that the Pledged Interests shall not include
(i) more than 65% of the issued and outstanding shares of stock of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares;
(b)(i) the debt securities owned by it all of which are listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses
(a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses
(a), (b), (c) and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as
Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

     SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

     (b) Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms thereof.

     SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

          (a)  the Pledged Stock represents that percentage as set forth on
     Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

          (b)  except for the security interest granted hereunder, the Pledgor
     (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, except for Liens permitted by clause (g) of the definition of "Permitted Encumbrances" in the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

          (c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

          (d) no consent of any other person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

          (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain, subject to clause (g) of the definition of "Permitted Encumbrances" in the Credit Agreement, a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

          (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

          (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

          (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

          (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation G, T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

     SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

          (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this
Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

     SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

     SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in
Section 2.11(c) of the Credit Agreement.

     SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

     SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

     SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the

Obligations).

     SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement.

     (b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

     (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it in care of the Borrower at the address set forth in the Credit Agreement.

     SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

     SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.06 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

     SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

          SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

          (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 24. Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein.
     The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

          SECTION 25. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code as in effect in the State of New York, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          SECTION 26. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Pledged Securities (including termination or suspension of voting rights) unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              TRITON PCS, INC.,

                              By _______________________________________
                                 Name:
                                 Title:


                              TRITON PCS HOLDINGS, INC.,


                              By _______________________________________
                                 Name:
                                 Title:


                              TRITON MANAGEMENT COMPANY, INC.,


                              By _______________________________________
                                 Name:
                                 Title:


                              EACH OF THE OTHER SUBSIDIARIES LISTED ON
                              SCHEDULE I HERETO,

                                 By:   TRITON MANAGEMENT COMPANY, INC.,
                                       its manager,

                                       __________________________________
                                       Name:
                                       Title:

                                    THE CHASE MANHATTAN BANK, as Collateral
                                    Agent,


                                 By_______________________________________
                                   Name:
                                   Title:

                                                               Schedule I to the
                                                                Pledge Agreement


                              SUBSIDIARY PLEDGORS

                        Name                                   Address
                        ----                                   -------
          1.  Triton Management Company, Inc.        101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          2.  Triton PCS Holdings Company L.L.C.     101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          3.  Triton PCS Operating Company L.L.C.    101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          4.  Triton PCS License Company L.L.C.      101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          5.  Triton PCS Property Company L.L.C.     101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          6.  Triton PCS Equipment Company L.L.C.    101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

                                                              Schedule II to the
                                                                Pledge Agreement


                                 CAPITAL STOCK

                           Number of       Registered        Number and              Percentage of
Issuer                    Certificates       Owner           Class of Shares            Shares
------                    ------------     ----------        ---------------           --------

Triton PCS, Inc.                1        Triton PCS        100 shares of
                                         Holdings, Inc.    common stock                   100%

Triton Management
Company, Inc.                   2        Triton PCS, Inc.  100 shares of common stock     100%

                LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS

                                                                                      Number          Percentage of
                                            Number of        Registered              and Class         Membership
Issuer                                      Certificates       Owner                of Interests      of Interests
------                                      -------------    ----------             ------------      -------------
Triton PCS Holdings Company L.L.C.             1             Triton PCS, Inc.        100 units             100%

Triton PCS Operating Company L.L.C.            1             Triton PCS Holdings
                                                             Company L.L.C.          100 units             100%

Triton PCS License Company L.L.C.              1             Triton PCS Holdings
                                                             Company L.L.C.          100 units             100%

Triton PCS Property Company L.L.C.             1             Triton PCS Holdings
                                                             Company L.L.C.          100 units             100%

Triton PCS Equipment Company L.L.C.            1             Triton PCS Holdings
                                                             Company L.L.C.          100 units             100%

                                DEBT SECURITIES

                                     None.

                                                                  Annex 1 to the
                                                                Pledge Agreement

                     SUPPLEMENT NO. dated as of , to the PLEDGE AGREEMENT dated as of February , 1998, among TRITON PCS, INC., a Delaware corporation (the "Borrower") and each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors" and TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"); the Borrower, the Subsidiary Pledgors and Holdings are referred to collectively herein as the "Pledgors") and THE CHASE MANHATTAN BANK, a Delaware corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below)

        A.  Reference is made to (a) the Credit Agreement dated as of February
     , 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders and Collateral Agent, and (b) the Guarantee Agreement dated as of
     February   , 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") among the Pledgors and the Collateral Agent.

        B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

        Accordingly, the Collateral Agent and the New Pledgor agree as follows:

        SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their terms refer to a specific date. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

        SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

        SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower as set forth in the Credit Agreement.

        SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


        IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.



                              [NAME OF NEW PLEDGOR],


                              By_______________________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as Collateral Agent,


                              By_______________________________________
                                Name:
                                Title:

                                                                   Schedule I to
                                                              Supplement No. [ ]
                                                         to the Pledge Agreement

                     Pledged Securities of the New Pledgor
                     -------------------------------------


                    CAPITAL STOCK OR OTHER EQUITY INTEREST

                                                          Number and            Percentage of
                                                          Class of Shares       Shares
                Number of             Registered          or Other              or Other
Issuer          Certificate             Owner             Equity Interest       Equity Interest
------          ----------            ----------          ---------------       ---------------



                                DEBT SECURITIES


               Principal
Issuer         Amount          Date of Note      Maturity Date
------         ---------       ------------      -------------

                         SECURITY AGREEMENT dated as of February 4, 1998, among
                    Triton PCS, Inc., a Delaware corporation (the "Borrower"), TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"), each subsidiary of the Borrower listed on
                    Schedule I hereto (each such subsidiary individually a "Subsidiary" and, together with Holdings, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a Delaware corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).


          Reference is made to (a) the Credit Agreement dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral
     Agent and (b) the Guarantee Agreement dated as of February   , 1998 (as
     amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

          The Lenders have agreed to make Loans to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement.
     The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Borrower or any Loan Party under each Hedging Agreement entered into with any counterparty that was a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

          Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                   ARTICLE I

                                  Definitions

          SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

          SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

          "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

          "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

          "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
     (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts, (g) Investment Property and (h) Proceeds.

          "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

          "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

          "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

          "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

          "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

          "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

          "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

          "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term

     Equipment shall include Fixtures.

          "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

          "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

          "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

          "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

          "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

          "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

          "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
     Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "Perfection Certificate" shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of the Borrower.

          "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include , (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each counterparty to an Hedging Agreement entered into with the Borrower or any Loan Party if such counterparty was a Lender at the time the Hedging Agreement was entered into, (e) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (f) the successors and assigns of each of the foregoing.

          "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

          "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

          "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

          "Security Interest" shall have the meaning assigned to such term in
     Section 2.01.

          "Security Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

          "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.


                                  ARTICLE II

                               Security Interest

          SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.


                                  ARTICLE III

                        Representations and Warranties

          The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

          SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of
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                                                                          6

     the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. (S) 261, 15 U.S.C. (S) 1060 or 17 U.S.C. (S) 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

          SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable[, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. (S) 261 or 15 U.S.C. (S) 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. (S) 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction]. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

          SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.


                                  ARTICLE IV

                                   Covenants

          SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located

     (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

               (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

               SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the Borrower (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to Section 4.02 and (b) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

               SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

               SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

               Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been
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                                                                           8

     notified by the Collateral Agent of the specific identification of such Collateral.

               SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors in the event of and during the continuance of an Event of Default or the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.16).

               SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

               SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account to the extent permissible under the document granting a security interest, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

               SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

               SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in posses sion of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

               SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts

     Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

               SECTION 4.11. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obliga tions secured hereby.

               SECTION 4.12. Legend. Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

               SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

               (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

               (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

               (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

               (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

               (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

               (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

               (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                   ARTICLE V

                               Power of Attorney

               Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured

     Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.


                                  ARTICLE VI

                                   Remedies

               SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted .

               The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publica tion, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

               FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

               SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

               THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                  ARTICLE VII

                                 Miscellaneous

          SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

          SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of
     (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

          SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.06.  Collateral Agent's Fees and Expenses; Indemnification.
     (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each

     Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

          SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

          SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

          SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          SECTION 7.15. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          SECTION 7.16. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the

     Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    TRITON PCS, INC.,


                                    By _______________________________________
                                       Name:
                                       Title:


                                    TRITON PCS HOLDINGS, INC.,



                                    By _______________________________________
                                       Name:
                                       Title:


                                    TRITON MANAGEMENT COMPANY, INC.,



                                    By _______________________________________
                                       Name:
                                       Title:


                                    EACH OF THE OTHER GUARANTORS LISTED ON
                                    SCHEDULE I HERETO,

                                      By:   TRITON MANAGEMENT COMPANY, INC.,
                                            its manager,

                                            _________________________________
                                            Name:
                                            Title:


                                    THE CHASE MANHATTAN BANK, as Collateral
                                    Agent,


                                    By _______________________________________
                                       Name:
                                       Title:

                                                               Schedule I to the
                                                              Security Agreement

                             SUBSIDIARY GUARANTORS

                    Subsidiary Guarantors                    Address
                    ---------------------                    -------
          1.  Triton Management Company, Inc.        101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          2.  Triton PCS Holdings Company L.L.C.     101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          3.  Triton PCS Operating Company L.L.C.    101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          4.  Triton PCS License Company L.L.C.      101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          5.  Triton PCS Property Company L.L.C.     101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

          6.  Triton PCS Equipment Company L.L.C.    101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

                                                              Schedule II to the
                                                              Security Agreement

                                  COPYRIGHTS


                                     None.

                                                             Schedule III to the
                                                              Security Agreement

                                   LICENSES


               The Network License Agreement, subject to the conditions for assignment set forth in Section 3.1 thereof.

                                                              Schedule IV to the
                                                              Security Agreement

                                    PATENTS


                                     None.

                                                               Schedule V to the
                                                              Security Agreement
                                  TRADEMARKS



                                     None.

                                                                  Annex 2 to the
                                                              Security Agreement



                                   [Form of]

                             PERFECTION CERTIFICATE


          Reference is made to (a) the Credit Agreement dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Triton PCS Holdings, Inc., the Borrower, the lenders from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral Agent and (b) the Guarantee
     Agreement dated as of February   , 1998 (as amended, supplemented or
     otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

          The undersigned, a Financial Officer of the Borrower, hereby certifies the Collateral Agent and each other Secured Party as follows:

          1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

          (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

          (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

          (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

          (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

          2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

     Grantor   Mailing Address        County             State
     -------   ---------------        ------             -----

          (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

     Grantor   Mailing Address        County             State
     -------   ---------------        ------             -----


          (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

     Grantor   Mailing Address        County             State
     -------   ---------------        ------             -----


          (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

     Grantor   Mailing Address        County             State
     -------   ---------------        ------             -----


          (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

     Grantor   Mailing Address        County             State
     -------   ---------------        ------             -----


          3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

          4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.22 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

          5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

          6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

          7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

          8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each equity Investment of the Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

          9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by the Borrower and each Subsidiary and all intercompany notes between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

          10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

          11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the entity that owns such property as such name appears in its certificate of formation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.


          IN WITNESS WHEREOF, the undersigned have duly executed this
     certificate on this [  ] day of [          ].


                              TRITON PCS, INC.,


                              By_______________________________________
                                Name:
                                Title:  [Financial Officer]

                                                                  Annex 3 to the
                                                              Security Agreement

                    SUPPLEMENT NO.  __ dated as of          , to the Security
               Agreement dated as of February   , 1998, among Triton PCS, Inc.,
               a Delaware corporation (the "Borrower"), TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings") and each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary" and, together with Holdings, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a Delaware corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).


          A. Reference is made to (a) the Credit Agreement dated as of February , 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral Agent
     and (b) the Guarantee Agreement dated as of February   , 1998 (as amended,
     supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Guarantors and the Collateral Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

          C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

          Accordingly, the Collateral Agent and the New Grantor agree as follows:

          SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

          SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                              [NAME OF NEW GRANTOR],


                              By_______________________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as Collateral Agent,



                              By_______________________________________
                                Name:
                                Title:

                                                                      Schedule I
                                                           to Supplement No. [ ]
                                                       to the Security Agreement


                             LOCATION OF COLLATERAL



     Description                             Location
     -----------                             --------

                       INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated
                    as of February 4, 1998, among Triton PCS, Inc., a Delaware corporation (the "Borrower"), TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"), each Subsidiary of the Borrower listed on Schedule I hereto (each a "Subsidiary" and, together with Holdings, the "Guarantors") and THE CHASE MANHATTAN BANK, a Delaware corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          Reference is made to (a) the Credit Agreement dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral
     Agent, and (b) the Guarantee Agreement dated as of February    , 1998,
     among the Guarantors and the Collateral Agent (the "Guarantee Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

          Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

          SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

          SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Obligations which are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

          SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

          SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

          SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

          SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

          SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid and as long as the Commitments have not been terminated.

          (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 12. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor here under with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

          SECTION 13. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by any of the Collateral Agent and the Secured Parties with respect to the Licenses or any license of the Federal Communications Commission ("FCC") unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder, requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                              TRITON PCS, INC.,


                              By_______________________________________
                                Name:
                                Title:


                              TRITON PCS HOLDINGS, INC.,


                              By_______________________________________
                                Name:
                                Title:


                              TRITON MANAGEMENT COMPANY, INC.,


                              By_______________________________________
                                Name:
                                Title:

                    EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE I HERETO, as a Guarantor,

                         By:   TRITON MANAGEMENT COMPANY, INC.,
                               its manager,

                               ______________________________
                               Name:
                               Title:



                    THE CHASE MANHATTAN BANK, as Collateral Agent,


                    By_______________________________________
                      Name:
                      Title:

                                                               Schedule I to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement

                             SUBSIDIARY GUARANTORS

             Subsidiary Guarantor                       Address
             --------------------                       -------
1.    Triton Management Company, Inc.      101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

2.    Triton PCS Holdings Company L.L.C.   101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

3.    Triton PCS Operating Company L.L.C.  101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

4.    Triton PCS License Company L.L.C.    101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

5.    Triton PCS Property Company L.L.C.   101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

6.    Triton PCS Equipment Company L.L.C.  101 Lindenwood Drive, Suite 125,  Malvern, PA 19355

                                                                  Annex 1 to the
                                                      Indemnity, Subrogation and
                                                          Contribution Agreement

                SUPPLEMENT NO. [ ] dated as of [   ], to the Indemnity,
              Subrogation and Contribution Agreement dated as of February   ,
              1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among TRITON PCS, INC., a Delaware corporation (the "Borrower") TRITON PCS HOLDINGS, INC., a Delaware corporation ("Holdings"), each Subsidiary of the Borrower listed on Schedule I thereto (each, a "Subsidiary" and, together with Holdings, the "Guarantors"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          A. Reference is made to (a) the Credit Agreement dated as of February , 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Collateral
     Agent, and (b) the Guarantee Agreement dated as of February   , 1998, among
     the Guarantors and the Collateral Agent (the "Guarantee Agreement").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

          C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party of the Borrower that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary Loan Party. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

          Accordingly, the Collateral Agent and the New Guarantor agree as follows:

          SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

          SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


          IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                              [NAME OF NEW GUARANTOR],


                              By_______________________________________
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, as Collateral Agent,


                              By_______________________________________
                                Name:
                                Title:

                                                Schedule I to Supplement No. [ ]
                                               to the Indemnity, Subrogation and
                                                          Contribution Agreement


                                   GUARANTORS



     Name              Address
     ----              -------